CROMWELL CENTERSQUARE REAL ESTATE FUND

Investor Class (MRESX)

Institutional Class (MRASX)

CROMWELL LONG SHORT FUND

(formerly, CROMWELL MARKETFIELD L/S FUND)

Investor Class (MFADX)

Institutional Class (MFLDX)

CROMWELL TRAN FOCUS FUND

(formerly, CROMWELL TRAN SUSTAINABLE FOCUS FUND)

Investor Class (LIMAX)

Institutional Class (LIMIX)

CROMWELL FORESIGHT GLOBAL INFRASTRUCTURE FUND

(formerly, CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND)

Investor Class (CFGVX)*

Institutional Class (CFGIX)

CROMWELL GREENSPRING MID CAP FUND

Investor Class (GRNPX)*

Institutional Class (GRSPX)

CROMWELL BALANCED FUND

(formerly, CROMWELL SUSTAINABLE BALANCED FUND)

Investor Class Shares (CSBNX)*

Institutional Class Shares (CSBIX)

Prospectus

April 30, 2025

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

* Investor Class shares of the Cromwell Foresight Global Infrastructure Fund, Cromwell Greenspring Mid Cap Fund, and Cromwell Balanced Fund are not currently available for sale.

SUMMARY SECTIONS

Cromwell CenterSquare Real Estate Fund

Investment Objective

The Cromwell CenterSquare Real Estate Fund’s (the “CenterSquare Fund” or the “Fund”) investment objective is to achieve a combination of income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None
Shareholder Servicing Fee (if applicable)	0.20%	0.13%
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.09%	1.02%
Less: Fee Waiver and/or Expense Reimbursement	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.09%	1.01%

(1)	Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.12% and 1.02% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2026 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the

Summary Section	1	Cromwell CenterSquare Real Estate Fund

same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$112	$352	$617	$1,405
Institutional Class	$105	$330	$578	$1,315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the portfolio turnover rate of the Fund was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”).

For purposes of the Fund’s investment policies, CenterSquare Investment Management LLC (“CenterSquare Sub-Adviser” or “Sub-Adviser”) considers a company to be principally engaged in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of its assets invested in residential, commercial or industrial real estate. The Fund invests primarily in REITs (mainly equity REITs), listed Real Estate Operating Companies (“REOCs”) and equity securities of companies whose principal business is the ownership management and/or development of income producing and for-sale real estate. Investments will primarily be comprised of equity REITs and REOCs but may also include hybrid and mortgage REITs.

The Fund may invest in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The Fund also may invest up to 10% of the Fund’s assets in initial public offerings (“IPOs”) and up to 10% of the Fund’s assets in exchange-traded funds (“ETFs”). The IPOs and ETFs in which the Fund invests are primarily comprised of REITs or REOCs traded on U.S. exchanges.

The Fund is non-diversified and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund. The Fund’s strategy generates high portfolio turnover.

Summary Section	2	Cromwell CenterSquare Real Estate Fund

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Real Estate Industry Risk. Investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

•	Non-Diversified Fund Risk. The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	IPO Risk. The prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine, and the conflict between Israel and Hamas. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and
Summary Section	3	Cromwell CenterSquare Real Estate Fund

Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•	Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•	High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs and higher taxes which may lower the Fund’s returns.

•	Exchange-Traded Fund Risk. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase shares of ETFs at prices that exceed the net asset value of their underlying investments (i.e., premium) and may sell shares of ETFs at prices below such net asset value (i.e., discount), and the Fund will likely incur brokerage costs when it
Summary Section	4	Cromwell CenterSquare Real Estate Fund

purchases and sells ETFs. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments. Additionally, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may lead to widening of the bid-ask spread quoted throughout the day and may be exacerbated in less liquid or volatile markets.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and the Sub-Adviser are susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund, the Sub-Adviser, or the Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Israel and Hamas in the Middle East, has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty, which may result in a negative impact on Fund performance and the value of an investment in the Fund.

Performance

Effective on March 7, 2022, AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”). Performance information shown prior to March 7, 2022, is that of the Predecessor Fund. Accordingly, the returns for Investor Class shares in the bar chart and table prior to March 7, 2022, are the returns of the Predecessor Fund’s Class N shares. Returns of the Investor Class and Institutional Class shares shown in the table prior to March 7, 2022, reflect the returns of Classes N and I, respectively, of the Predecessor Fund. Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund.

Prior to February 27, 2017, outstanding Class S shares of the Predecessor Fund (formerly the Predecessor Fund’s sole share class, which was reclassified and redesignated as Class S on October 1, 2016) were renamed Class N shares. Class Z shares were closed effective February 28, 2023 and converted to Institutional Class shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Summary Section	5	Cromwell CenterSquare Real Estate Fund

Calendar Year Total Return

for Investor Class Shares as of December 31

Best Quarter: 18.16% (Quarter ended December 31, 2023)

Worst Quarter: (21.14)% (Quarter ended March 31, 2020)

Average Annual Total Returns (for the Periods Ended December 31, 2024)	1 Year	5 Year	10 Years	Since Inception of Institutional Class (02/24/2017)
Investor Class
Return Before Taxes	7.09%	4.11%	5.34%	N/A
Return After Taxes on Distributions	6.36%	3.15%	3.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	4.36%	2.94%	3.65%	N/A
Institutional Class
Return Before Taxes	7.20%	4.21%	N/A	5.02%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	8.88%
FTSE Nareit All Equity REITs Total Return Index (reflects no deduction for fees, expenses or taxes)	4.92%	3.29%	5.83%	8.16%
Dow Jones U.S. Select Real Estate Securities Total Return (reflects no deduction for fees, expenses or taxes)	8.02%	3.37%	4.87%	4.45%

The S&P 500® Total Return Index is the Fund’s regulatory index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The FTSE Nareit All Equity REITs Total Return Index is a supplemental index that the Adviser believes is more representative of the Fund’s investment universe. The Dow Jones U.S. Select Real Estate Securities Total Return Index is an additional supplemental index.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The performance figures reflect all dividends reinvested.

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

The Dow Jones U.S. Select Real Estate Securities Total Return Index is a float-adjusted market capitalization-weighted index designed to measure the performance of publicly traded U.S. REITs and

Summary Section	6	Cromwell CenterSquare Real Estate Fund

REOCs. The index includes companies that are primarily engaged in the ownership and operation of commercial or residential real estate, excluding mortgage REITs.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Investor Class shares only and after-tax returns for the other classes will vary.

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser

CenterSquare Investment Management LLC is the Fund’s sub-adviser.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Dean Frankel, CFA®

Managing Director, Global Head of Real Estate Securities, CenterSquare Sub-Adviser;

Portfolio Manager of the Fund and the Predecessor Fund since March 2004.

Eric Rothman, CFA®

Portfolio Manager, CenterSquare Sub-Adviser;

Portfolio Manager of the Fund and the Predecessor Fund since November 2006.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell CenterSquare Real Estate Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Summary Section	7	Cromwell CenterSquare Real Estate Fund

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	8	Cromwell CenterSquare Real Estate Fund

Cromwell Long Short Fund (formerly, Cromwell Marketfield L/S Fund)

Investment Objective

The investment objective of the Cromwell Long Short Fund (the “Long Short Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)
Short Sale Expenses	0.21%	0.21%
Remainder of Other Expenses	0.48%	0.48%
Total Annual Fund Operating Expenses	2.34%	2.09%
Less: Fee Waiver and/or Expense Reimbursement	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)(2)	2.16%	1.91%

(1)	Other Expenses have been restated to reflect estimated expenses in light of the change in investment sub-adviser effective May 31, 2024 and related changes to the Fund’s investment strategies, shown as if such changes occurred at the beginning of the fiscal year.
(2)	Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.95% and 1.70% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2026 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also

Summary Section	9	Cromwell Long Short Fund

assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$185	$628	$1,197	$2,889
Institutional Class	$160	$566	$1,074	$2,585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the portfolio turnover rate of the Fund was 108% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks capital appreciation while trying to achieve lower volatility than the broad equity market.

To achieve the Fund’s investment objective, Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser”), employs a long/short strategy and allocates the Fund’s assets by primarily investing in large and mid-capitalization equity securities. Under normal market conditions, the Sub-Adviser expects to maintain the Fund’s long positions in a range between 80% to 100% of net assets, and its short positions at approximately 20% of net assets, which may range between 10% to 30%, consistent with the Sub-Adviser’s expectations of investment opportunities within the equity market.

The Sub-Adviser primarily utilizes fundamental and quantitative research to construct the Fund’s portfolio. Generally, long positions are held in companies that the Sub-Adviser believes to be undervalued or have superior growth potential relative to its peers, while short positions are held in companies where the opposite is true, or to capture a specific risk identified in the market.

The Fund’s equity securities investments may include common stocks of United States companies of any size, but the Sub-Adviser expects to invest in long and short positions primarily in the large and mid-capitalization segments of the equity market.

The Fund will engage in short sales of securities for hedging purposes and to profit from an anticipated decline in the price of the securities sold short.

The asset allocation strategies utilized by the Sub-Adviser will apply a quantitative screen to prioritize investment opportunities for further fundamental analysis. This quantitative and research-driven process will be applied to both the long and short investment positions of the fund. The Sub-Adviser may select growth stocks or value stocks as it deems appropriate.

Summary Section	10	Cromwell Long Short Fund

The Sub-Adviser may sell a security once it believes it has achieved its expected return or if it believes there are superior investment opportunities available. The Sub-Adviser may also sell securities if its thesis about the security changes or it needs to make portfolio adjustments to stay within portfolio construction guidelines. The Sub-Adviser may cover the short sale of a security once it has achieved its expected return or it believes there are superior investment opportunities available. The Portfolio Managers have a collaborative approach to ensure the construction of a diversified portfolio, while prioritizing the potential for higher returns and minimizing unwanted risks.

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine, and the conflict between Israel and Hamas. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.
Summary Section	11	Cromwell Long Short Fund

•	Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

•	Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

•	Mortgage-Backed/Asset-Backed Securities Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.
Summary Section	12	Cromwell Long Short Fund

•	Tax Risk. The Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Growth Stock Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

•	Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and the Sub-Adviser are susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund, the Sub-Adviser, or the Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Israel and Hamas in the Middle East, has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty, which may result in a negative impact on Fund performance and the value of an investment in the Fund.
Summary Section	13	Cromwell Long Short Fund

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Fund History

During the past 10 years, the Fund was a series of different registered investment companies. The Fund, first named the Marketfield Fund, launched on July 31, 2007 as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust (“Mainstay”) on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until March 14, 2022, when it reorganized into the Fund. The Fund has adopted the performance and financial history of the Predecessor Fund. Performance information shown prior to March 14, 2022, is that of the Predecessor Fund.

Historical Class Mapping

Predecessor Trust	TPM	Mainstay	TPM	TFS (Current Trust)
Predecessor Fund	Marketfield Fund	MainStay Marketfield Fund	Marketfield Fund	Cromwell Long Short Fund (f/k/a Cromwell Marketfield L/S Fund)
Years	2007-2012	2012-2016	2016-2022	3/14/2022 – Present
Class Track	Single Class →	Class I →	Class I →	Institutional Class
	N/A	Class A →	Class A →	Investor Class
	N/A	Class C →	Class C →	Investor Class*

Performance figures prior to March 14, 2022, for Investor Class shares are those of the former Class A shares, unadjusted. Accordingly, the returns still reflect the imposition of the Class A sales load. Going forward, Investor Class shares will have no sales load. The former Class A shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012 and were adjusted to reflect differences in fees and expenses.

Performance figures prior to March 14, 2022, for Institutional Class shares are those of the former Class I shares, unadjusted. The former Class I shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012.

Effective the close of business on November 17, 2023, Class C shares were converted to Investor Class shares.

Summary Section	14	Cromwell Long Short Fund

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return

for Institutional Class Shares as of December 31

Best Quarter: 20.21% (Quarter ended June 30, 2020)

Worst Quarter: (16.77)% (Quarter ended March 31, 2020)

Average Annual Total Returns (For the Periods Ended December 31, 2024)	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	5.83%	7.30%	4.04%
Return After Taxes on Distributions	5.53%	7.07%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares	3.67%	5.71%	3.18%
Investor Class
Return Before Taxes	5.57%	5.82%	3.21%
Russell 1000 Total Return Index* (reflects no deduction for fees, expenses or taxes)	24.51%	14.28%	12.87%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

* Effective May 31, 2024, the Fund changed its primary benchmark from the S&P 500 Total Return Index to the Russell 1000 Total Return Index, which is a more comparable to the Sub-Adviser’s investment profile.

The Russell 1000® Total Return Index, measures the performance of the 1,000 largest U.S. companies by market capitalization, representing approximately 93% of the Russell 3000 Index’s total market value. It reflects price appreciation and reinvested dividends, weighted by float-adjusted market capitalization.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The performance figures reflect all dividends reinvested.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class shares only

Summary Section	15	Cromwell Long Short Fund

and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser

Mutual of America Capital Management, LLC is the Fund’s sub-adviser.

Portfolio Manager

The following portfolio managers are responsible for the day-to-day management of the Fund:

Joseph R. Gaffoglio, CFA®, CPA

President, Long Short Sub-Adviser;

Portfolio Manager of the Fund since May 2024.

Thaddeus Pollock, CFA®, CAIA

Executive Vice President, Long Short Sub-Adviser

Portfolio Manager of the Fund since May 2024.

Jamie A. Zendel, FRM

Executive Vice President, Long Short Sub-Adviser

Portfolio Manager of the Fund since May 2024.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Long Short Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Summary Section	16	Cromwell Long Short Fund

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	17	Cromwell Long Short Fund

Cromwell Tran Focus Fund (formerly, Cromwell Tran Sustainable Focus Fund)

Investment Objective

The investment objective of the Cromwell Tran Focus Fund (the “Tran Fund” or the “Fund”) is to provide principal preservation and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees (1)	0.25%	None
Other Expenses	0.78%	0.78%
Total Annual Fund Operating Expenses(2)	1.88%	1.63%
Less: Fee Waiver and/or Expense Reimbursement	(0.53)%	(0.53)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.35%	1.10%

(1)	Distribution and/or Service (12b-1) Fees are reflected at their maximum amounts, (0.25% Investor Class) but the actual percentages may be less, as reflected in the “Financial Highlights” section of the Prospectus.
(2)	The Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.35% and 1.10% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2026 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Financial Highlights because they reflect the Expense Caps taking effect on September 1, 2024.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the

Summary Section	18	Cromwell Tran Focus Fund

same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$138	$553	$1,010	$2,369
Institutional Class	$113	$472	$869	$2,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal ended December 31, 2024, the portfolio turnover rate of the Fund was 37% of the average value of its portfolio.

Principal Investment Strategies

To achieve the Fund’s investment objective, Tran Capital Management, L.P., the investment sub-adviser (the “Tran Sub-Adviser” or “Sub-Adviser”) normally invests in the common stocks of approximately 15 to 25 mid- and large-cap companies with market capitalizations greater than $2 billion that have, in the Tran Sub-Adviser’s opinion, a competitive advantage. The Sub-Adviser uses an intensive fundamental due diligence research process to attempt to identify companies with owner-oriented management teams that, in the view of the Sub-Adviser, generate consistently high returns on capital. Additionally, the companies in which the Fund invests will, in the opinion of the Sub-Adviser, possess high margins, strong cash flow, zero-to-moderate debt and trade at a price below intrinsic value.

Under normal market conditions, the Fund will invest at least 80% of its assets in sustainable equity securities. For this purpose, the Sub-Adviser defines sustainable securities as those that score 3 or higher on its internal 5-point ESG scale based on the evaluation of factors described below. In ranking a company’s ESG criteria, the Sub-Adviser considers both the external impact of a company’s product or service and the company’s internal policies, controls, and interactions with shareholders, employees, and other stakeholders. External and internal factors are weighted equally. The Sub-Adviser does not employ negative screening and will consider all companies in all industries for the portfolio.

Through its investment process, the Sub-Adviser seeks to build an understanding of the competitive advantages, financial drivers, and key risks and uncertainties related to an investment under consideration. The Sub-Adviser believes that its “ESG” framework (as further described below) can aid in identifying sustainable franchises and may, in its view, better position the Fund to perform over the long term and through market cycles. The Sub-Adviser’s internally-developed ESG framework considers environmental, social, and governance risks and value-creation opportunities. The Sub-Adviser obtains information related to the application of its ESG framework through the Sub-Adviser’s own research and analysis of publicly available information, including information related to a company’s existing policies and actions related to social responsibility, as determined by the Sub-Adviser’s ESG framework. The Sub-Adviser also obtains

Summary Section	19	Cromwell Tran Focus Fund

data and information which is incorporated into its ESG framework through direct engagement with management teams of the Fund’s portfolio companies or potential portfolio companies.

The Sub-Adviser takes a qualitative approach to ESG integration. By assessing a security’s positive, neutral, or negative impact on these internal and external ESG issues, the Sub-Adviser aims to identify value-creating opportunities and avoid value-destructing risk. To the extent that the Sub-Adviser has strong data, evidence, and ability to estimate the materiality of ESG risks and opportunities, financial models and valuation analysis may be adjusted to incorporate material factors. The Sub-Adviser weights its internal rating for a security’s acceptability under each ESG factor to make a decision.

External factors considered include, but are not limited to:

•	a company’s contribution to climate change and goals for reaching net zero
•	impact on natural resources
•	promotion of clean, renewable, and green activities
•	product safety and responsibility
•	interaction with the communities served by the company
•	promotion of access to information, healthcare, financing, etc.
•	strength of ESG reporting and quality of disclosures and transparency

Internal factors considered include, but are not limited to:

•	policies and actions that promote sustainability
•	footprint of corporate facilities
•	treatment of employees
•	diversity & inclusion measures along with goals or policies for improvement
•	having and enabling a culture of feedback
•	diverse representation on the Board of Directors and executive team
•	management alignment with shareholders
•	strong checks and balances

The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. Although the Fund may not invest 25% or more of its net assets in one or more industries, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market.

The Sub-Adviser chooses to sell securities from the portfolio when the fundamentals of the company are deteriorating or when the Sub-Adviser identifies better opportunities. When considering better opportunities, securities that may score poorly with respect to such factors may be purchased and retained by the Fund while the Fund may sell or not invest in securities that may score strongly on such factors because the Sub-Adviser considers the poor ESG security to be a better value. Securities in the Fund’s

Summary Section	20	Cromwell Tran Focus Fund

portfolio that score poorly (i.e., 2 or less on the Sub-Adviser’s 5-point scale) with respect to the ESG factors described above will not be counted towards the Fund’s 80% policy.

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Sustainable Investment Risk: The Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in their overall strategy and business practices. In pursuing such a strategy, the Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. The Sub-Adviser’s criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Sub-Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

•	ESG Strategy Risk. The Sub-Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Sub-Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. To the extent the Sub-Adviser references third-party research and analytics in conducting its
Summary Section	21	Cromwell Tran Focus Fund

proprietary analysis, there is no guarantee that the data will be accurate. Scores from third-party providers may vary across providers.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine, and the conflict between Israel and Hamas. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.
Summary Section	22	Cromwell Tran Focus Fund

•	Non-Diversified Fund Risk. The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Sector Risk. The Fund may invest a significant portion of its assets in particular sectors of the economy and, therefore, the performance of the Fund could be negatively impacted and especially sensitive to developments and events that affect those particular sectors.

•	Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

•	Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and the Sub-Adviser are susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund, the Sub-Adviser, or the Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Israel and Hamas in the Middle East, has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty, which may result in a negative impact on Fund performance and the value of an investment in the Fund.

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with

Summary Section	23	Cromwell Tran Focus Fund

those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Performance data for the classes varies based on differences in their fee and expense structures. For the periods prior to August 8, 2022, performance figures reflect the historical performance of the Tran Capital Focused Fund, a series of FundVantage Trust (the “Predecessor Fund”). Prior to August 8, 2022, Investor Class shares were Class A shares. Performance figures of Investor Class shares do not reflect Class A sales loads in the bar chart. Class A sales loads are reflected in the Average Annual Total Returns table for periods prior to August 8, 2022. No other adjustments were made to historical performance returns. Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return

for Investor Class Shares as of December 31

Best Quarter: 21.72% (Quarter ended March 31, 2019)

Worst Quarter: (20.55)% (Quarter ended December 31, 2018)

Average Annual Total Returns (for the Periods Ended December 31, 2024)	1 Year	5 Year	10 Years
Investor Class
Return Before Taxes	15.00%	7.50%	8.54%
Return After Taxes on Distributions	14.97%	5.32%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	8.91%	5.74%	5.85%
Institutional Class
Return Before Taxes	15.44%	8.90%	9.38%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

Summary Section	24	Cromwell Tran Focus Fund

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The performance figures reflect all dividends reinvested.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Investor Class shares only and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser

Tran Capital Management, L.P. is the Fund’s sub-adviser.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible of the day-to-day management of the Fund:

Quoc Tran

Managing Partner and Chief Investment Officer, Tran Sub-Adviser;

Portfolio Manager of the Fund and its predecessor since inception, September 2007.

Michael Im, CFA®

Director of Research and Co-Portfolio Manager, Tran Sub-Adviser;

Portfolio Manager of the Fund and its predecessor since 2020.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Tran Focus Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Summary Section	25	Cromwell Tran Focus Fund

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	26	Cromwell Tran Focus Fund

Cromwell Foresight Global Infrastructure Fund (formerly, Cromwell Foresight Global Sustainable Infrastructure Fund)

Investment Objective

The Cromwell Foresight Global Infrastructure Fund’s (the “Foresight Fund’ or the “Fund”) investment objective is to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.44%	0.44%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses(1)	1.57%	1.32%
Less: Fee Waiver and/or Expense Reimbursement	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.33%	1.08%

(1)	Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because Acquired Fund Fees and Expenses are not included in the ratio.
(2)	Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.30% and 1.05% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2026 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the

Summary Section	27	Cromwell Foresight Global Infrastructure Fund

same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$135	$472	$833	$1,847
Institutional Class	$110	$395	$701	$1,569

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the portfolio turnover rate of the Fund was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of sustainable infrastructure companies. The Fund will invest directly in the shares of companies (including listed investment trusts, real estate investment trusts (“REITs”), ETFs or units of master limited partnerships (“MLPs”) that, in each case, invest in infrastructure companies and are publicly-traded (listed) on stock exchanges in developed markets, meaning North America, Western Europe and Asia Pacific (specifically Australia, New Zealand, Singapore, Japan, Hong Kong); and that own and operate real infrastructure or sustainable assets anywhere in the world. Such companies’ revenue streams are typically directly or indirectly supported by long-term government or public sector contracts and government supported initiatives.

The Fund considers a company to be an infrastructure company if it derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets, such as the physical structures, networks and systems of transportation, energy, water and sewage, medical facilities, government facilities and communication assets.

The Fund defines “sustainable companies” as companies which, through both their business operations and the impact of their products or services, have a positive environmental and/or social effect on their stakeholders. The Fund’s sustainability criteria states that the Fund will only invest in the shares of a company if Foresight Group LLP, the investment sub-adviser (the “Foresight Sub-Adviser” or “Sub-Adviser”), in its discretion, considers that the company delivers a net social or environmental benefit. In determining whether a company delivers a net social or environmental gain, the Sub-Adviser will assess company shares based on the ten principles of the United Nations Global Compact for business which cover areas including human rights, labor rights, environmental safeguards and combating bribery and corruption. The Sub-Adviser utilizes its own company research and the portfolio manager’s judgment to determine if a company is contributing positively to sustainable development. The Sub-Adviser may but is not obligated to consider external research from third-party providers.

Summary Section	28	Cromwell Foresight Global Infrastructure Fund

The sustainable infrastructure companies in which the Fund invests will typically own and operate assets in the following infrastructure subsectors: renewable energy generation (e.g., offshore wind, onshore wind, solar energy, and hydro-electricity), core economic infrastructure (e.g., schools, hospitals and transport), property with infrastructure characteristics (e.g., social housing and medical facilities) and digital infrastructure (e.g., data centers and communications towers).

As a “global” Fund, under normal market conditions, the Fund will provide exposure to investments that are economically tied to at least three different countries, not including the U.S. Under normal circumstances, at least 40%, unless market conditions are not deemed favorable, in which case at least 30%, of the Fund’s net assets will provide exposure to investments that are economically tied to countries other than the U.S, including depositary receipts. The Fund considers a company to be located outside the U.S. when the company’s primary listing location or headquarters is outside of the U.S. No more than 50% of the Fund by value will be invested in shares of companies that have a primary listing in a single country.

The Fund may also invest in cash for liquidity and cash flow purposes and to pay Fund expenses and redemptions.

Sustainability considerations play an important role in the Sub-Adviser’s stock selection process. The Sub-Adviser uses a combination of qualitative and quantitative measurements when determining when a company meets the sustainability criteria. From a qualitative perspective, the Sub-Adviser’s due diligence process involves an initial framework driven approach assessing whether a company aligns with the 10 principles of the UN Global Compact (“UNGC”) combined with a qualitative assessment on whether the company’s strategy, economic activity, and fundamental purpose help to deliver environmental or social benefits. This is assessed on an ongoing basis through continued monitoring and engagement with the company. Ongoing engagement with holdings includes discussions to improve climate-related practices, change sustainability outcomes, and improve disclosures. Furthermore, the Sub-Adviser will undertake continued engagement with the company to ensure that the business model, sustainability strategy, investment strategy, and risk policies continue to align with the initial assessment. From a quantitative perspective, the Sub-Adviser may, but is not obligated to, assess, interpret and evaluate data and analysis provided by external research providers as part of its process. This is an important pillar upon which assessments of the continued compliance of securities to the Fund’s sustainability criteria is measured.

The Sub-Adviser continuously tracks the operational performance of the Fund’s holdings with a specific focus on impact metrics, ESG performance, and progress against targets and goals. For this purpose, impact metrics include carbon footprint as a proportion of enterprise value, the proportion of a company’s activities negatively affecting biodiversity-sensitive areas, violations of the UN Global Compact Principles, and board gender diversity. The Sub-Adviser has developed a data-driven proprietary monitoring system which evaluates holdings across multiple metrics and key performance indicators to enable the identification of relative weaknesses and evaluation of progress over the holding period. This engagement forms part of the ongoing monitoring process. If the Sub-Adviser believes that after initial due diligence, ongoing monitoring, and engagement a security no longer meets the threshold required to match the Fund’s

Summary Section	29	Cromwell Foresight Global Infrastructure Fund

sustainability criteria, the Sub-Adviser will not make any further investments in the company and, in an orderly fashion, will seek to sell its investment from such a company in a controlled and orderly manner.

The Sub-Adviser’s process in conducting its sustainability assessment involves:

•	Summarizing the overall due diligence findings related to sustainability of a company’s operations.
•	Reviewing assessments of each company’s compliance with the ten principles of the UNGC.
•	Assessing each asset / sector impact on the environment and society.
•	Conducting a review of each company’s strategy, sustainability integration and performance.
•	Identifying topics during due diligence for specific focus, key performance indicators, and engagement with management.
•	Summarizing the process and findings.

The process above includes quantitative and qualitative inputs with the overall goal to identify companies that meet the sustainable investment criteria of complying with the ten UNGC principles and delivering a net environmental and/or social benefit.

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and

Summary Section	30	Cromwell Foresight Global Infrastructure Fund

former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

•	Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

•	Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

•	Listed Investment Trusts Risk. Listed investment trusts are investment vehicles organized as trusts that issue a fixed number of shares in an initial public offering, after which their shares trade at market value on an exchange. The net asset value of an investment trust fluctuates due to the valuation changes of the investment securities or assets held by the investment trust (assets denominated in foreign currencies are also subject to the exchange rate fluctuations subject to hedging strategy). However, because the shares of a listed investment trust trade at market value on an exchange, such shares can trade below their net asset value (known as a discount) or above net asset value (known as a premium). Current market uncertainty has pushed investment trusts to the widest discounts in years, and there is a risk that such discounts may continue to widen after the Fund has made an investment. Investment trusts that trade at a discount are not typically able to issue new shares to invest in new assets or securities and may not succeed in conducting accretive investment activity for growth.

•	Sustainable Investment Risk: The Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in their overall strategy and business practices. In pursuing such a strategy, the Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. The Sub-Adviser’s criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund
Summary Section	31	Cromwell Foresight Global Infrastructure Fund

to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Sub-Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

•	Foreign Securities Risk. Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities. Foreign securities may also subject the Fund’s investments to changes in currency rates.

•	Risk of Focusing Investment on Region or Country: Investing a significant portion of assets in one country or region makes the Fund more dependent upon the political and economic circumstances of that particular country or region.

◦	Asia/Pacific Investment Risk. Investments in countries in the Asian/Pacific region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia or the Pacific. Investments in China, New Zealand, Australia and Singapore may subject the Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

◦	Eurozone Investment Risk. The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union (EU) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. EMU members could voluntarily abandon or be forced out of the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets. Certain countries and regions in the EU are experiencing significant financial difficulties. Some of these countries may be dependent on assistance from other European governments and institutions or agencies. One or more countries could depart from the EU, which could weaken the EU and, by extension, its remaining members. For example, the United Kingdom’s departure, described in more detail below. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on
Summary Section	32	Cromwell Foresight Global Infrastructure Fund

certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•	Depositary Receipts Risk. Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

•	REIT Investment Risk. The Fund’s investments in REITs will, among other things, be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer.

•	Exchange-Traded Fund Risk. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase shares of ETFs at prices that exceed the net asset value of their underlying investments (i.e., premium) and may sell shares of ETFs at prices below such net asset value (i.e., discount), and the Fund will likely incur brokerage costs when it purchases and sells ETFs. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments. Additionally, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may lead to widening of the bid-ask spread quoted throughout the day and may be exacerbated in less liquid or volatile markets.

•	Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

•	Master Limited Partnership Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on
Summary Section	33	Cromwell Foresight Global Infrastructure Fund

matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

•	MLP Tax Risk. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

•	Non-Diversified Fund Risk. The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to
Summary Section	34	Cromwell Foresight Global Infrastructure Fund

incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine, and the conflict between Israel and Hamas. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and the Sub-Adviser are susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund, the Sub-Adviser, or the Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Israel and Hamas in the Middle East, has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty, which may result in a negative impact on Fund performance and the value of an investment in the Fund.

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Summary Section	35	Cromwell Foresight Global Infrastructure Fund

Calendar Year Total Return

for Institutional Class Shares as of December 31

Best Quarter: 14.06% (Quarter ended September 30, 2024)

Worst Quarter: (13.49)% (Quarter ended December 31, 2024)

Average Annual Total Returns (For the periods ended December 31, 2024)	1 Year	Since Inception (1/31/2023)
Institutional Class
Return Before Taxes	(5.55)%	(6.36)%
Return After Taxes on Distributions	(6.35)%	(7.09)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.82)%	(4.86)%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	22.96%
S&P Global Infrastructure Total Return Index (reflects no deduction for fees, expenses, or taxes)	15.10%	8.55%

The S&P 500® Total Return Index is the Fund’s regulatory index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The S&P Global Infrastructure Total Return Index is a supplemental index that the Adviser believes is more representative of the Fund’s investment universe.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The performance figures reflect all dividends reinvested.

The S&P Global Infrastructure Total Return Index, tracks the performance of 75 of the largest publicly listed infrastructure companies worldwide, selected for liquidity and tradability. The index is diversified across three clusters—energy, transportation, and utilities—with 30 transportation, 30 utilities, and 15 energy infrastructure companies, weighted by float-adjusted market capitalization. It includes 15 emerging market and 60 developed market stocks, reconstituted annually. The Total Return Index reflects price appreciation and reinvested dividends.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser

Foresight Group LLP is the Fund’s investment sub-adviser.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Nick Scullion

Portfolio Manager, Foresight Sub-Adviser;

Lead Portfolio Manager of the Fund since inception, January 2023.

Summary Section	36	Cromwell Foresight Global Infrastructure Fund

Eric Bright, CFA®

Portfolio Manager, Foresight Sub-Adviser;

Co-Portfolio Manager of the Fund since inception, January 2023.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Foresight Global Infrastructure Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$ 2,000	$100
Individual Retirement Accounts	$ 1,000	$100
Institutional Class
Regular Accounts	$ 100,000	$100
Individual Retirement Accounts	$ 25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	37	Cromwell Foresight Global Infrastructure Fund

Cromwell Greenspring Mid Cap Fund

Investment Objective

Cromwell Greenspring Mid Cap Fund’s (the “Greenspring Fund” or the “Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.29%	1.04%

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$131	$409	$708	$1,556
Institutional Class	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the portfolio turnover rate of the Fund was 11% of the average value of its portfolio.

Summary Section	38	Cromwell Greenspring Mid Cap Fund

Principal Investment Strategies

The Fund primarily invests in equity securities its investment sub-adviser, Corbyn Investment Management, Inc. (the “Corbyn Sub-Adviser” or “Sub-Adviser”), believes are undervalued at the time of purchase and have the potential to provide capital appreciation, income, or a combination of both. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies (“mid cap companies”) at time of purchase which, for the purposes of the Fund, are those companies with market capitalizations similar to the market capitalizations of companies listed in the Russell Midcap® Index or the S&P MidCap 400® Index. The Fund’s equity securities investments may include common and preferred stocks of United States companies. As of March 31, 2025, the market capitalization of companies in the Russell Midcap® Index ranged from approximately $0.3 billion to $198 billion and the market capitalization of companies in the S&P MidCap 400® Index ranged from approximately $1.2 billion to $18.5 billion. The companies in which the Fund may invest are those the Corbyn Sub-Adviser believes provide an attractive risk/reward value and are undervalued relative to historical valuations, the company’s peers, or the securities market in general. The Sub-Adviser utilizes a bottom-up, fundamental “value” investing approach. The Sub-Adviser considers several factors, including, but not limited to, a company’s market position, management quality, balance sheet strength, free cash flow generation, and industry or company-specific catalysts. The Fund invests primarily in U.S.-listed companies. The Sub-Adviser may sell a security for a variety of reasons, including, but not limited to, when the Sub-Adviser’s analysis indicates that (1) continued investment in the security no longer represents a favorable risk-reward relationship; (2) a new security is determined to have a more attractive valuation; (3) the current business, future outlook or management of a particular company’s security has deteriorated; or (4) general market conditions favor a sale.

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•	Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines
Summary Section	39	Cromwell Greenspring Mid Cap Fund

in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine, and the conflict between Israel and Hamas. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the regional or global economies and the markets for certain securities.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•	Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•	Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Summary Section	40	Cromwell Greenspring Mid Cap Fund

•	Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

•	Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and the Sub-Adviser are susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund, the Sub-Adviser, or the Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Israel and Hamas in the Middle East, has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty, which may result in a negative impact on Fund performance and the value of an investment in the Fund.

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Summary Section	41	Cromwell Greenspring Mid Cap Fund

Effective August 14, 2023, Greenspring Fund, Inc. (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”). Following the Reorganization, the Fund made certain changes to its principal investment strategies. Accordingly, performance information shown prior to August 14, 2023, is based on the Predecessor Fund’s principal investment strategies, and may not be representative of the Fund’s performance under its current principal investment strategies. Accordingly, the returns for Institutional Class shares in the bar chart and table are the returns of the Predecessor Fund. The Predecessor Fund did not offer Investor Class shares. Returns of the Investor Class shares shown in the table prior to the Reorganization reflect the returns of the Institutional Class shares, adjusted to reflect the expenses of the Investor Class. The performance returns for the Investor Class will be lower than those of the Institutional Class due to the higher expenses.

The Fund has adopted the Financial Statements of the Predecessor Fund. The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return

for Institutional Class Shares as of December 31

Best Quarter: 16.94% (Quarter ended December 31, 2020)

Worst Quarter: (26.16)% (Quarter ended March 31, 2020)

Summary Section	42	Cromwell Greenspring Mid Cap Fund

Average Annual Total Returns (For the periods ended December 31, 2024)	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	16.09%	9.33%	7.51%
Return After Taxes on Distributions	14.33%	7.71%	5.67%
Return After Taxes on Distributions and Sale of Fund Shares	10.90%	7.15%	5.57%
Russell 3000 Total Return Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Mid Cap Total Return Index (reflects no deduction for fees, expenses, or taxes)	15.34%	9.92%	9.63%
Greenspring Custom Blend Index (reflects no deduction for fees, expenses, or taxes)	11.08%	6.97%	6.76%

The Russell 3000 Total Return Index is the Fund’s regulatory index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Russell Mid Cap Total Return Index is a supplemental index that the Adviser believes is more representative of the Fund’s investment universe. The Fund’s blended benchmark consists of a weighted average comprised of 60% Russell 3000 Value Index, 30% ICE BAML 1-3yr BB Cash Pay High Yield Index, and 10% ICE BAML 3-month T-Bill Index (rebalanced monthly).

The Russell 3000 Index measures the performance of 3,000 stocks and includes all large-cap, mid-cap and small-cap US equities, along with some microcap stocks. The index is designed to represent approximately 98% of investable US equities by market capitalization.

The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Value Index is composed of those companies among the largest 3000 US-incorporated equities by market capitalization that exhibit value characteristics such as lower price-to-book ratios and lower expected growth rates. This total return market index assumes that all cash distributions are reinvested, in addition to tracking the price movements. The ICE BAML 1-3 year BB Cash Pay High Yield Index, a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less. The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month.

ICE BAML 1-3yr BB Cash Pay High Yield Index is a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less.

The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Summary Section	43	Cromwell Greenspring Mid Cap Fund

Management

The Adviser

Cromwell Investment Advisors, LLC (the “Adviser”) is the Fund’s investment adviser.

The Sub-Adviser

Corbyn Investment Management, Inc. is the Fund’s investment sub-adviser.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Charles vK. Carlson, CFA®

President and Director, Corbyn Sub-Adviser;

Portfolio Manager of the Fund and the Predecessor Fund since January 1987.

Michael Goodman, CFA®

Senior Investment Analyst, Corbyn Sub-Adviser;

Portfolio Manager of the Fund and the Predecessor Fund since May 2022.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Greenspring Mid Cap Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Summary Section	44	Cromwell Greenspring Mid Cap Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section	45	Cromwell Greenspring Mid Cap Fund

Cromwell Balanced Fund (formerly, Cromwell Sustainable Balanced Fund)

Investment Objective

The investment objective of the Cromwell Balanced Fund (the “Fund”) is to achieve total return, consisting of current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	1.89%	1.89%
Total Annual Fund Operating Expenses	2.99%	2.74%
Less: Fee Waiver and/or Expense Reimbursement	(1.64)%	(1.64)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.35%	1.10%

(1)	Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.35% and 1.10% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2026. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Summary Section	46	Cromwell Balanced Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class	$137	$770	$1,428	$3,192
Institutional Class	$112	$694	$1,303	$2,950

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the portfolio turnover rate of the Fund was 35% of the average value of its portfolio.

Principal Investment Strategies

The Adviser has selected two sub-advisers (each, a “Sub-Adviser”) to manage the Fund. Tran Capital Management, L.P. (“Tran”) has been selected to manage the equity portion of the Fund. Aristotle Pacific Capital, LLC (“Aristotle Pacific”) has been selected to manage the debt portion of the Fund. Under normal market conditions, the Fund will invest between 50-70% of its assets in equity securities and 30-50% of its assets in debt securities. The equity securities in which the Fund normally invests are common stocks of approximately 25 to 35 mid- and large-cap U.S. companies with market capitalizations greater than $2 billion. The debt securities in which the Fund primarily invests are a broad range of investment grade debt securities, including corporate bonds, mortgage-related securities, asset-backed securities, debt securities issued by the U.S. government or its related agencies and U.S. dollar-denominated debt securities issued by developed foreign governments and corporations. Investment grade debt instruments are those rated in one of the four highest rating categories (i.e., Baa by Moody’s, BBB by S&P or Fitch or higher) or, if unrated, deemed comparable by Aristotle Pacific. The Fund’s investments in debt securities are expected to maintain a weighted average duration within two years (plus or minus) of the Bloomberg US Aggregate Bond Index, although the debt instruments held by the Fund may have short, intermediate, and long terms to maturity. The Adviser, together with Tran, reviews the Fund’s allocation on a monthly basis and rebalances the portfolio as necessary to ensure to maintain the ranges as indicated above.

Under normal market conditions, the Fund will invest at least 80% of its assets in sustainable equity and debt securities as described above. For this purpose, each sub-adviser employs its own investment processes for determining which securities meet their respective sustainability criteria. Tran defines sustainable equity securities as those that score 3 or higher on its internal 5-point ESG scale based on the evaluation of factors described below. Aristotle Pacific defines sustainable debt securities as investments permitted under its ESG Exclusionary Screens as described below.

In executing its investment strategy, the Fund seeks to:

•	combine the efforts of two experienced, high-quality managers within their respective investment disciplines; and
Summary Section	47	Cromwell Balanced Fund

•	deliver a portfolio that is prudently diversified between equity securities of various sized companies and debt securities of various maturities and investment grade ratings meeting certain sustainability standards.

Equity Securities. With respect to the equity securities in the Fund, Tran considers both the external impact of a company’s product or service and the company’s internal policies, controls, and interactions with shareholders, employees, and other stakeholders as part of its 5-point ESG scale. External and internal factors are weighted equally. Tran uses an intensive fundamental due diligence process to attempt to identify companies that meet its proprietary investment criteria based on the objective of preserving principal and capital appreciation. Tran identifies mid- and large-cap companies that it believes have a sustainable competitive advantage. Tran then evaluates the resulting universe of companies for those that generally exhibit the characteristics.

In selecting equity securities for the Fund, Tran looks for companies it believes have a competitive advantage and generate consistently high returns on capital. Such companies will, in Tran’s opinion, possess high margins, strong cash flow, zero-to-moderate debt and trade at a price below intrinsic value. Securities in Tran’s allocation of the Fund’s portfolio that score poorly (i.e., 2 or less on Tran’s 5-point scale) with respect to the ESG factors described above will not be counted towards the Fund’s 80% policy. Tran does not employ negative screening and will consider domestic companies with market capitalization of over $2 billion in all industries for the portfolio. Through its investment process, Tran seeks to build an understanding of the competitive advantages, financial drivers, and key risks and uncertainties related to an investment under consideration. Tran believes that its ESG framework can aid in identifying sustainable franchises and may, in its view, better position the Fund to perform over the long term and through market cycles. Tran’s internally-developed ESG framework considers “environmental, social, and governance” risks and value-creation opportunities. Tran obtains information related to the application of its ESG framework through its own research and analysis of publicly available information, including information related to a company’s existing policies and actions related to social responsibility, as determined by its ESG framework. Tran also obtains data and information which is incorporated into its ESG framework through direct engagement with management teams of the Fund’s portfolio companies or potential portfolio companies.

External factors considered include, but are not limited to:

•	a company’s contribution to climate change and goals for reaching net zero
•	impact on natural resources
•	promotion of clean, renewable, and green activities
•	product safety and responsibility
•	interaction with the communities served by the company
•	promotion of access to information, healthcare, financing, etc.
•	strength of ESG reporting and quality of disclosures and transparency
Summary Section	48	Cromwell Balanced Fund

Internal factors considered include, but are not limited to:

•	policies and actions that promote sustainability
•	footprint of corporate facilities
•	treatment of employees
•	diversity & inclusion measures along with goals or policies for improvement
•	having and enabling a culture of feedback
•	diverse representation on the board of directors and executive team
•	management alignment with shareholders
•	strong checks and balances

Debt Securities. In selecting debt securities for the Fund, Aristotle Pacific implements a fundamental research process that combines a bottom-up issuer analysis and top-down market assessment. For its bottom-up issuer analysis, Aristotle Pacific relies on its fundamental research analysis of individual issuers. Aristotle Pacific’s top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, Aristotle Pacific looks for companies that it believes have financially sound competitive positions, strong management teams and the ability to repay or refinance its debt obligations. Aristotle Pacific performs a credit analysis (a process designed to measure an issuer’s ability to repay or refinance its debt obligations) on each potential issuer and a relative value analysis (by analyzing the investment’s attractiveness relative to other investments with similar profiles for risk and liquidity) for each potential investment.

Aristotle Pacific has created two ESG Exclusionary Screens, one of which is applicable to corporate debt issues (“Corporate Debt Screen”) and the other of which is applicable to government debt issues (the “Government Debt Screen”). This information is determined by the internal methodologies and ESG analytics of those providers. The Corporate Debt Screen identifies a universe of corporate bonds, asset-backed securities, and mortgage-related securities, the issuers of which are not directly in:

•	the extraction of thermal coal, coal power generation, and providing tailor-made products and services that support thermal coal extraction that contribute materially to company revenue;
•	the production of tobacco;
•	the production or sale of controversial military weapons;
•	serious or systematic human rights violations;
•	severe environmental damage; or
•	gross corruption or other serious financial crime.

Aristotle Pacific uses a combination of issuer lists and ESG-specific issuer information provided by independent third party ESG data providers, including Morningstar Sustainalytics, MSCI and Norges Bank, to determine which issuers are permitted investments under the Corporate Debt Screen. This information is determined by the internal methodologies and ESG analytics of those providers. Aristotle Pacific uses the Government Debt Screen to identify a universe of sovereign debt issued by government and sovereign issuers that have not received ESG ratings of “high risk” or “severe risk” from the third-party ESG data provider used by Aristotle Pacific.

Summary Section	49	Cromwell Balanced Fund

To evaluate an issuer’s material ESG factors that help inform portfolio management decisions, Aristotle Pacific generally relies upon the assessments of third-party ESG data providers that score the material ESG factors of issuers to determine the issuer’s overall ESG rating(s) (the “Overall ESG Rating(s)”). Overall ESG Rating(s) apply to all debt issues in the third-party ESG data provider(s)’ coverage universe.

The Overall ESG Rating(s) consider, as applicable or relevant, the following factors:

•	environmental assessments (involving issues such as greenhouse gas emissions, resource efficiency, use of natural resources and/or waste management),
•	social assessments (involving issues such as human capital management, labor standards, occupational health and safety records, data security and/or product quality and safety) and/or
•	governance assessments (involving issues such as board structure and quality, executive compensation, anti-competitive practices, ownership, shareholder rights, and/or geopolitical risk).

When determining an issuer’s Overall ESG Rating(s), the providers rate the material ESG factors of each issuer within the providers’ universe and then apply weights to each factor’s score to create an aggregate score. These ratings seek to measure the degree to which an issuer’s economic value is at risk due to ESG factors (e.g., an insurance company that has to cover flood and tornado claims), how well they manage the ESG risks relative to peers, and potential opportunities arising from ESG factors. In the event that third-party ESG metrics are not available for an issuer considered for investment, Aristotle Pacific may rely on its own qualitative research as a substitute (but is not required to perform an analysis of ESG factors on issuers using the same materiality assessment or methodologies of ESG providers). In such instances, Aristotle Pacific may conclude that investments qualify and should be included in the portfolio because of other materiality factors or the results of its own internal qualitative research. Although Overall ESG Ratings(s) help inform portfolio management decisions, it is not an exclusive factor and Aristotle Pacific may elect to invest in an issue based upon its own fundamental research analysis.

The Fund seeks to invest in debt issuers with a lower average carbon intensity than the average carbon intensity of the debt securities within the Bloomberg US Aggregate Bond Index (the Fund’s benchmark index) for which this data is available using the carbon intensity definition and calculation methodology of an independent third-party ESG data provider. Carbon intensity is considered a separate ESG metric than the Overall ESG Rating(s) for debt issuers. Investments in companies possessing higher carbon intensity compared to others within the benchmark can be made as long as the Fund’s overall carbon intensity level remains lower than that of the benchmark.

An investment is generally sold when the fundamentals of the issuer are deteriorating, when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred. Each Sub-Adviser will re-evaluate the ESG criteria of the portfolio securities periodically to determine which securities should be considered for sale based on whether the portfolio securities continue to meet the ESG criteria. In addition, a company that meets a Sub-Adviser’s ESG criteria at the time of investment may subsequently fail to meet the ESG criteria, either due to the availability of more information or changing circumstances, and the Sub-Adviser is under no obligation to sell the security upon the occurrence of those circumstances or availability of that information.

Summary Section	50	Cromwell Balanced Fund

Principal Risks

In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•	ESG Strategy Risk. Each Sub-Adviser’s use of its respective ESG criteria could cause the Fund to perform differently compared to funds that do not have such policies. The criteria related to this ESG framework may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While each Sub-Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. To the extent the Sub-Advisers reference third-party research and analytics in conducting its proprietary analysis, there is no guarantee that the data will be accurate. Scores from third-party providers may vary across providers.

•	Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•	Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•	Debt Securities Risk. Debt securities and other debt instruments are subject to many risks, including credit risk and interest rate risk, which may affect their value.

•	Credit Risk. An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are
Summary Section	51	Cromwell Balanced Fund

non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•	Interest Rate Risk. The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. The Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. As interest rates rise, the value of fixed income investments will generally decrease.

•	Mortgage-Backed/Asset-Backed Securities Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

•	Sector Risk. The Fund may invest a significant portion of its assets in particular sectors of the economy and, therefore, the performance of the Fund could be negatively impacted and especially sensitive to developments and events that affect those particular sectors.

•	U.S. Government Securities Risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

•	Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•	Active Management Risk. A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.
Summary Section	52	Cromwell Balanced Fund

•	New Fund Risk. The Fund is new with a limited history of operations for investors to evaluate, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

•	Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine, and the impact of the coronavirus (COVID-19) global pandemic. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets continues to be unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance

The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return

for Institutional Class Shares as of December 31

Best Quarter: 6.50% (Quarter ended March 31, 2024)

Worst Quarter: (1.30)% (Quarter ended December 31, 2024)

Summary Section	53	Cromwell Balanced Fund

Average Annual Total Returns (For the periods ended December 31, 2024)	1 Year	Since Inception (12/29/2023)
Institutional Class
Return Before Taxes	11.34%	11.27%
Return After Taxes on Distributions	10.82%	10.76%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	24.87%
60% S&P 500 / 40% Bloomberg US Aggregate Bond (reflects no deduction for fees, expenses, or taxes)	15.04%	14.96%

The S&P 500® Total Return Index is the Fund’s regulatory index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The blended 60% S&P 500 / 40% Bloomberg US Aggregate Bond is a supplemental index that the Adviser believes is more representative of the Fund’s investment universe.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The performance figures reflect all dividends reinvested.

The Bloomberg US Aggregate Bond Index, is a broad-based, market capitalization-weighted index tracking the performance of intermediate-term, investment-grade, US dollar-denominated, fixed-rate taxable bonds. It includes Treasuries, government agency bonds, corporate bonds, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities, with a minimum par value of $100 million and at least one year to maturity. Exclusions include municipal bonds and Treasury Inflation-Protected Securities due to tax considerations.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management

The Adviser

Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Advisers

Tran Capital Management, L.P., and Aristotle Pacific Capital, LLC are the Fund’s sub-advisers.

Summary Section	54	Cromwell Balanced Fund

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Tran Capital Management, L.P.

Quoc Tran

Managing Partner and Chief Investment Officer

Portfolio Manager of the Fund since inception, December 2023.

Michael Im, CFA®

Director of Research and Co-Portfolio Manager

Co-Portfolio Manager of the Fund since inception, December 2023.

Aristotle Pacific Capital, LLC

David Weismiller, CFA®

Senior Managing Director and Portfolio Manager

Portfolio Manager of the Fund since inception, December 2023.

Ying Qiu, CFA®

Managing Director and Portfolio Manager

Portfolio Manager of the Fund since inception, December 2023.

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail addressed to Cromwell Balanced Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

Minimum Investment Amounts	Account Type	Initial Investment	Subsequent Investments
Investor Class Shares	Regular Accounts	$2,000	$100
	Individual Retirement Accounts	$1,000	$100
Institutional Class Shares	Regular Accounts	$100,000	$100
	Individual Retirement Accounts	$25,000	$100
Summary Section	55	Cromwell Balanced Fund

Tax Information

The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your Financial Professional to recommend the Fund over another investment. Ask your Financial Professional or visit your financial intermediary’s website for more information

Summary Section	56	Cromwell Balanced Fund

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The investment objectives of the CenterSquare Fund, the Tran Fund and the Greenspring Fund are to achieve a combination of income and long-term capital appreciation.

The investment objective of both the Long Short Fund and the Foresight Fund is capital appreciation.

The investment objective of Balanced Fund is to achieve total return, consisting of current income and long-term capital appreciation.

Changes in Investment Objective. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval upon at least 60 day prior written notice to shareholders.

Principal Investment Strategies

Cromwell CenterSquare Real Estate Fund:

The CenterSquare Fund applies fundamental investment research techniques when deciding which securities to buy or sell. Typically, the Fund:

•	Monitors factors such as real estate trends and industry fundamentals of real estate sectors including office, apartment, retail, hotel, and industrial.
•	Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.
•	Sells all or part of the Fund’s holdings in a particular security if:

—The security appreciates to a premium relative to other real estate companies; or

—The anticipated return is not sufficient compared with the risk of continued ownership.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including REITs. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

Investment Objectives, Strategies, Risks	57

Cromwell Long Short Fund:

The Fund seeks capital appreciation while trying to achieve lower volatility than the broad equity market.

To achieve the Fund’s investment objective, Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser”), employs a long/short strategy and allocates the Fund’s assets by primarily investing in large and mid-capitalization equity securities. Under normal market conditions, the Sub-Adviser expects to maintain the Fund’s long positions in a range between 80% to 100% of net assets, and its short positions at approximately 20% of net assets, which may range between 10% to 30%, consistent with the Sub-Adviser’s expectations of investment opportunities within the equity market.

The Sub-Adviser primarily utilizes fundamental and quantitative research to construct the Fund’s portfolio. Generally, long positions are held in companies that the Sub-Adviser believes to be undervalued or have superior growth potential relative to its peers, while short positions are held in companies where the opposite is true, or to capture a specific risk identified in the market.

The Fund’s equity securities investments may include common stocks of United States companies of any size, but the Sub-Adviser expects to invest in long and short positions primarily in the large and mid-capitalization segments of the equity market.

The Fund will engage in short sales of securities for hedging purposes and to profit from an anticipated decline in the price of the securities sold short.

The asset allocation strategies utilized by the Sub-Adviser will apply a quantitative screen to prioritize investment opportunities for further fundamental analysis. This quantitative and research-driven process will be applied to both the long and short investment positions of the fund. The Sub-Adviser may select growth stocks or value stocks as it deems appropriate.

The Sub-Adviser may sell a security once it believes it has achieved its expected return or if it believes there are superior investment opportunities available. The Sub-Adviser may also sell securities if its thesis about the security changes or it needs to make portfolio adjustments to stay within portfolio construction guidelines. The Sub-Adviser may cover the short sale of a security once it has achieved its expected return, or it believes there are superior investment opportunities available. The Portfolio Managers have a collaborative approach to ensure the construction of a diversified portfolio, while prioritizing the potential for higher returns and minimizing unwanted risks.

Cromwell Tran Focus Fund

Under normal market conditions, the Tran Fund will invest at least 80% of its assets in sustainable equity securities. For this purpose, the Tran Sub-Adviser defines sustainable securities as those that score 3 or higher on its internal 5-point ESG scale based on the evaluation of factors described below. In ranking a company’s ESG criteria, the Sub-Adviser considers both the external impact of a company’s product or service and the company’s internal policies, controls, and interactions with shareholders, employees, and

Investment Objectives, Strategies, Risks	58

other stakeholders. External and internal factors are weighted equally. The Sub-Adviser does not employ negative screening and will consider all companies in all industries for the portfolio.

The Sub-Adviser uses an intensive fundamental due diligence process to attempt to identify companies that meet its proprietary investment criteria based on the objective of preserving principal and capital appreciation. The Sub-Adviser identifies mid- and large-cap companies that it believes have a sustainable competitive advantage. The Sub-Adviser then evaluates the resulting universe of companies for those that generally exhibit the following characteristics:

•	a proven track record of financial success;
•	a consistent and sustainable high or improving return on capital;
•	high margins, strong cash flow and zero to moderate debt;
•	high barrier to entry;
•	a stable growth business with opportunity for continued growth;
•	customer focused;
•	recurring revenues;
•	sustainable products, services, and actions;
•	positive interactions with customers, employees, and communities in which businesses operate; and
•	strong governance that is structured in the interests of shareholders.

The Sub-Adviser then assesses the management teams of the companies that meet the criteria detailed above. The Sub-Adviser favors management teams that, in its estimation, are owner-oriented (minimal dilution from stock options, repurchases stock opportunistically and empowers its employees), respected, candid, accessible and communicative.

Consistent with preserving capital, the Sub-Adviser intends to select investments that, in its opinion, have low downside risk and high upside potential. Through its investment process, the Sub-Adviser seeks to build an understanding of the financial drivers, addressable market, competitive landscape, key risks and uncertainties, and attractiveness of valuation. The Sub-Adviser believes that its ESG framework can aid in identifying sustainable franchises and may, in its view, better position the Fund to perform over the long term and through market cycles.

The Sub-Adviser’s internally-developed ESG framework considers environmental, social, and governance risks and to identify potential value-creation opportunities. Specifically, the Sub-Adviser seeks to assess an investment’s merits through the lens of environmental, social, and governance issues by considering the both the external impact of the product or service offered by a company and the internal policies, controls, and interactions with shareholders, employees, and other stakeholders.

External factors considered include, but are not limited to:

•	a company’s contribution to climate change and goals for reaching net zero
Investment Objectives, Strategies, Risks	59

•	impact on natural resources
•	promotion of clean, renewable, and green activities
•	product safety and responsibility
•	interaction with the communities served by the company
•	promotion of access to information, healthcare, financing, etc.
•	strength of ESG reporting and quality of disclosures and transparency

Internal factors considered include, but are not limited to:

•	policies and actions that promote sustainability
•	footprint of corporate facilities
•	treatment of employees
•	diversity & inclusion measures along with goals or policies for improvement
•	having and enabling a culture of feedback
•	diverse representation on the Board of Directors and executive team
•	management alignment with shareholders
•	strong checks and balances

By assessing positive, neutral, or negative impacts a company has on internal and external environmental, social, and governance issues, the Sub-Adviser aims to identify value-creating opportunities from companies that have positive impacts and avoid value-destructing risk. The Sub-Adviser, at its discretion, may also engage with company management and boards of directors on the topics of governance and corporate social responsibility. In addition to the Sub-Adviser’s internal research and proprietary ESG assessment, it also uses third-party ESG scoring systems, including but not limited to Bloomberg, ISS and Sustainalytics, at the Sub-Adviser’s discretion, to complement its research. The Sub-Adviser can choose to override the third-party ESG scoring system at any time.

The Sub-Adviser intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment. The Sub-Adviser believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. The Sub-Adviser reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

The Sub-Adviser takes its role as a shareowner of these various companies seriously and participates in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process. Through this effort, the Sub-Adviser seeks to encourage a company’s management toward greater transparency, accountability, disclosure and commitment to ESG issues.

Investment Objectives, Strategies, Risks	60

The Sub-Adviser may choose to sell securities from the portfolio when the fundamentals of the company are deteriorating or when the Sub-Adviser identifies better opportunities. If a highly-rated ESG company has realized the Sub-Adviser’s goals and future growth slows, then the Sub-Adviser may determine it is appropriate to sell that security. Conversely, if a poorly-rated ESG company is relatively inexpensive, is making progress in improving their ESG qualities and has strong growth prospects, then the Sub-Adviser may determine it is appropriate to increase the security’s weighting in the Fund. In that regard, the Sub-Adviser’s assessments regarding ESG factors may not be determinative, and securities that may score poorly with respect to such factors may be purchased and retained by the Fund while the Fund may sell or not invest in securities that may score strongly on such factors. Securities in the Fund’s portfolio that score poorly (i.e., 2 or less on the Sub-Adviser’s 5-point scale) with respect to the ESG factors described above will not be counted towards the Fund’s 80% policy. The Sub-Adviser may evaluate relative security valuations and assess the competitive dynamics and future opportunities for companies to determine it is preferable to increase positions in a company that scores poorly on its ESG assessment, while decreasing the position of a stock that scores strongly in such factors.

Cromwell Foresight Global Infrastructure Fund:

Under normal circumstances, the Foresight Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of sustainable infrastructure companies. This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ written notice before any such change.

The Fund will invest directly in the shares of companies (including listed investment trusts, real estate investment trusts (“REITs”), ETFs or units of master limited partnerships (“MLPs”) that, in each case, invest in infrastructure companies and are publicly-traded (listed) on stock exchanges in developed markets, meaning North America, Western Europe and Asia Pacific (specifically Australia, New Zealand, Singapore, Japan, Hong Kong); and that own and operate real infrastructure or sustainable assets anywhere in the world. Such companies’ revenue streams are typically directly or indirectly supported by long-term government or public sector contracts and government supported initiatives.

The Fund’s investment in infrastructure-related companies organized as MLPs may include up to 20% of its net assets in MLPs that are not taxed as regular corporations for U.S. federal income tax purposes. The MLPs in which the Fund invests are publicly traded partnerships or limited liability companies engaged, among other things, in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. MLPs are partnerships the interests of which are registered with the Securities and Exchange Commission and are able to trade on public securities exchanges like shares of a corporation.

The Fund considers a company to be an infrastructure company if it derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets, such as the physical structures, networks and systems of transportation, energy, water and sewage, medical facilities, government facilities and communication assets.

Investment Objectives, Strategies, Risks	61

The Fund defines “sustainable companies” as companies which, through both their business operations and the impact of their products or services, have a positive environmental and/or social effect on their stakeholders. The Fund’s sustainability criteria states that the Fund will only invest in the shares of a company if the Foresight Sub-Adviser, in its discretion, considers that the company delivers a net social or environmental benefit. In determining whether a company delivers a net social or environmental gain, the Sub-Adviser will assess company shares based on the ten principles of the United Nations Global Compact for business which cover areas including human rights, labor rights, environmental safeguards and combating bribery and corruption. The Sub-Adviser utilizes its own company research and the portfolio manager’s judgment to determine if a company is contributing positively to sustainable development. The Sub-Adviser may but is not obligated to consider external research from third-party providers.

The sustainable infrastructure companies in which the Fund invests will typically own and operate assets in the following infrastructure subsectors: renewable energy generation (e.g., offshore wind, onshore wind, solar energy, and hydro-electricity), core economic infrastructure (e.g., schools, hospitals and transport), property with infrastructure characteristics (e.g., social housing and medical facilities) and digital infrastructure (e.g., data centers and communications towers).

As a “global” Fund, under normal market conditions, the Fund will provide exposure to investments that are economically tied to at least three different countries, not including the U.S. Under normal circumstances, at least 40%, unless market conditions are not deemed favorable, in which case at least 30%, of the Fund’s net assets will provide exposure to investments that are economically tied to countries other than the U.S, including depositary receipts. The Fund considers a company to be located outside the U.S. when the company’s primary listing location or headquarters is outside of the U.S. No more than 50% of the Fund by value will be invested in shares of companies that have a primary listing in a single country.

The Fund may also invest in cash for liquidity and cash flow purposes and to pay Fund expenses and redemptions.

Sustainability considerations play an important role in the Sub-Adviser’s stock selection process. The Sub-Adviser uses a combination of qualitative and quantitative measurements when determining when a company meets the sustainability criteria. From a qualitative perspective, the Sub-Adviser’s due diligence process involves an initial framework driven approach assessing whether a company aligns with the 10 principles of the UN Global Compact (“UNGC”) combined with a qualitative assessment on whether the company’s strategy, economic activity, and fundamental purpose help to deliver environmental or social benefits. This is assessed on an ongoing basis through continued monitoring and engagement with the company. Ongoing engagement with holdings includes discussions to improve climate-related practices, change sustainability outcomes, and improve disclosures. Furthermore, the Sub-Adviser will undertake continued engagement with the company to ensure that the business model, sustainability strategy, investment strategy, and risk policies continue to align with the initial assessment. From a quantitative perspective, the Sub-Adviser may, but is not obligated to, assess, interpret and evaluate data and analysis provided by external research providers as part of its process. This is an important pillar upon which assessments of the continued compliance of securities to the Fund’s sustainability criteria is measured.

Investment Objectives, Strategies, Risks	62

The Sub-Adviser continuously tracks the operational performance of the Fund’s holdings with a specific focus on impact metrics, ESG performance, and progress against targets and goals. For this purpose, impact metrics include carbon footprint as a proportion of enterprise value, the proportion of a company’s activities negatively affecting biodiversity-sensitive areas, violations of the UN Global Compact Principles, and board gender diversity. The Sub-Adviser has developed a data-driven proprietary monitoring system which evaluates holdings across multiple metrics and key performance indicators to enable the identification of relative weaknesses and evaluation of progress over the holding period. This engagement forms part of the ongoing monitoring process. If the Sub-Adviser believes that after initial due diligence, ongoing monitoring, and engagement a security no longer meets the threshold required to match the Fund’s sustainability criteria, the Sub-Adviser will not make any further investments in the company and, in an orderly fashion, will seek to sell its investment from such a company in a controlled and orderly manner.

The Sub-Adviser maintains a database used to monitor companies on a standalone basis, within their sector, and relative to peers and industry leaders. Those data points include:

•	security information,
•	external third-party ESG ratings,
•	environmental data (such as portfolio weighted carbon footprint, emissions reduction initiatives, and waste reduction policies)
•	social, including UNGC Principles (such as Human Rights Policies, Policy Against Child Labor, Modern Slavery Statement), human capital (such as employee engagement surveys and whistleblowing policies), community impact, product responsibility (such as health and safety policies and training policies)
•	governance, including Board performance and compensation for executives.

The Sub-Adviser’s process in conducting its sustainability assessment involves:

1.	Sustainability overview — Prepare a summary of overall due diligence findings related to sustainability and overview of company operations.
2.	United Nations Global Compact Assessment overview — Review evidence-based assessment of each company’s compliance with the ten principles of the UNGC following company due diligence meetings, regulatory filings, and review of policies and procedures.
3.	Net Social and/or Environmental Benefit overview — Assess each asset / sector impact on the environment and society. Each asset / sector is given a rating of “positive,” “neutral,” or “negative.” Evidence for each assessment is provided and the weight of the asset is included in the assessment. Percentage weightings of each asset type / sector are used to determine net benefit.
4.	Qualitative Review overview — Conduct a holistic review of each company’s own strategy, sustainability integration and performance on a standalone basis, within their sector and relative to peers and industry leaders.
5.	Future Areas to Re-assess overview — Identify topics during due diligence for specific focus, key performance indicators, and engagement with management.
6.	Conclusion overview — Summarize the process and findings.
Investment Objectives, Strategies, Risks	63

The process above includes quantitative and qualitative inputs with the overall goal to identify companies that meet the sustainable investment criteria of complying with the ten UNGC principles and delivering a net environmental and/or social benefit. Key performance indicators for individual companies may include specific goals (e.g., a company may commit to signing up to the UNGC and that would be a specific and measurable KPI with a quantitative, binary outcome). Some KPIs require more assessment and context.

The Fund may have significant investments in securities of companies within the same economic sector, such as the Industrials Sector. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer compared to a diversified fund can.

Cromwell Greenspring Mid Cap Fund

The Greenspring Fund primarily invests in equity securities the Corbyn Sub-Adviser believes are undervalued at the time of purchase and have the potential to provide capital appreciation, income, or a combination of both. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies (“mid cap companies”) at time of purchase which, for the purposes of the Fund, are those companies with market capitalizations similar to the market capitalizations of companies listed in the Russell Midcap® Index or the S&P MidCap 400® Index. The Fund’s equity securities investments may include common and preferred stocks of United States companies. As of March 31, 2025, the market capitalization of companies in the Russell Midcap® Index ranged from approximately $0.3 billion to $198 billion and the market capitalization of companies in the S&P MidCap 400® Index ranged from approximately $1.2 billion to $18.5 billion. The companies in which the Fund may invest are those the Corbyn Sub-Adviser believes provide an attractive risk/reward value and are undervalued relative to historical valuations, the company’s peers, or the securities market in general. The Sub-Adviser utilizes a bottom-up, fundamental “value” investing approach. The Sub-Adviser considers several factors, including, but not limited to, a company’s market position, management quality, balance sheet strength, free cash flow generation, and industry or company-specific catalysts. The Fund invests primarily in U.S.-listed companies. The Sub-Adviser may sell a security for a variety of reasons, including, but not limited to, when the Sub-Adviser’s analysis indicates that (1) continued investment in the security no longer represents a favorable risk-reward relationship; (2) a new security is determined to have a more attractive valuation; (3) the current business, future outlook or management of a particular company’s security has deteriorated; or (4) general market conditions favor a sale.

The Fund uses a research-intensive style of analysis in which the Sub-Adviser searches the investment universe for securities which, based on its analysis, it believes are undervalued or inefficiently priced. As these securities become more “correctly” valued by the investment community, they may provide the Fund with positive returns. The Fund may purchase relatively large positions in securities that the Sub-Adviser believes are significantly undervalued.

The Fund employs a fundamental “value” investing approach when selecting the securities it purchases. Value investing generally emphasizes securities of companies whose stock prices, whether based on

Investment Objectives, Strategies, Risks	64

earnings, book value, or other financial measures, do not reflect their full economic opportunities. The Fund’s equity investments are usually in stocks that trade at prices that the Sub-Adviser believes represent discounts relative to (1) historical valuations, (2) the market valuations of peers, and/or (3) the valuations of the market as a whole. In researching investments, the Sub-Adviser focuses on the following factors:

•	Free cash flow. Free cash flow measures the cash-generating capability of a company by adding certain non-cash charges (e.g., depreciation and amortization) to earnings and subtracting recurring capital expenditures. A company’s free cash flow can be used to expand or finance operations. Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, and/or dividend increases.
•	Financial strength. Companies that are well-capitalized and whose management teams can focus on shareholder-enhancing opportunities are more likely to be successful investments than those that need to focus on managing balance sheet structure, liquidity and meeting debt obligations.
•	Management capability. The Fund seeks to invest in companies whose management teams have historically acted in the shareholders’ best interests and have managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company’s stock, thus aligning their interests with those of the company’s shareholders.
•	Industry and/or Company-Specific Catalysts. Investments in companies with certain tailwinds can drive fundamental improvement and shareholder value, independent of macroeconomic conditions.

Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, in response to adverse market, economic, political, or other conditions, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments. For longer periods of time, the Fund may hold a substantial cash position. These short-term debt securities and money market instruments include shares of corporate and government money market mutual funds and U.S. Government securities. Taking a temporary defensive position in cash or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Cromwell Balanced Fund

Under normal market conditions, the Fund will invest between 50-70% of its assets in equity securities and 30-50% of its assets in debt securities. The equity securities in which the Fund normally invests are common stocks of approximately 25 to 35 mid- and large-cap U.S. companies with market capitalizations greater than $2 billion. The debt securities in which the Fund primarily invests are a broad range of investment grade debt securities, including corporate bonds, mortgage-related securities, asset-backed securities, debt securities issued by the U.S. government or its related agencies and U.S. dollar-denominated debt securities issued by developed foreign governments and corporations. Investment grade debt instruments are those rated in one of the four highest rating categories (i.e., Baa by Moody’s, BBB by S&P or Fitch or higher) or, if unrated, deemed comparable by Aristotle Pacific. The Fund’s investments in debt securities are expected to maintain a weighted average duration within two years (plus or minus) of the Bloomberg US Aggregate Bond Index, although the debt instruments held by the Fund may have short, intermediate, and long terms

Investment Objectives, Strategies, Risks	65

to maturity. The Adviser, together with Tran, reviews the Fund’s allocation on a monthly basis and rebalances the portfolio as necessary to ensure to maintain the ranges as indicated above.

Under normal market conditions, the Fund will invest at least 80% of its assets in sustainable equity and debt securities as described above. This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders. For this purpose, each sub-adviser employs its own investment processes for determining which securities meet their respective sustainability criteria. Tran defines sustainable equity securities as those that score 3 or higher on its internal 5-point ESG scale based on the evaluation of factors described below. Aristotle Pacific defines sustainable debt securities as investments permitted under its ESG Exclusionary Screens as described below.

In executing its investment strategy, the Fund seeks to:

•	combine the efforts of two experienced, high-quality managers within their respective investment disciplines; and
•	deliver a portfolio that is prudently diversified between equity securities of various sized companies and debt securities of various maturities and investment grade ratings meeting certain sustainability standards.

Tran’s ESG Investment Policies

Tran defines sustainable securities as those that score 3 or higher on its internal 5-point ESG scale based on the evaluation of factors described below. For each security, Tran reviews the risks and opportunities related to specific environmental, social, and governance issues and determines the materiality of the specific issue and the risk or opportunity that it presents. Issues that are of high risk (or low opportunity) are ranked 1 while those of low risk (or high opportunity) are ranked 5. Tran then assigns weights at an issue level, topic level, and group level (environmental, social, governance) to determine a weighted-average score. Weightings are used with the mindset that materiality of issues differ depending on industry and business. With respect to the equity securities in the Fund, Tran considers both the external impact of a company’s product or service and the company’s internal policies, controls, and interactions with shareholders, employees, and other stakeholders as part of its 5-point ESG scale. External and internal factors are weighted equally. Tran uses an intensive fundamental due diligence process to attempt to identify companies that meet its proprietary investment criteria based on the objective of preserving principal and capital appreciation. Tran identifies mid- and large-cap companies that it believes have a sustainable competitive advantage.

Tran’s assessments regarding ESG factors may not be determinative, and securities that may score poorly with respect to such factors may be purchased and retained by the Fund while the Fund may sell or not invest in securities that may score strongly on such factors. Securities in Tran’s allocation of the Fund’s portfolio that score poorly (i.e., 2 or less on Tran’s 5-point scale) with respect to the ESG factors described above will not be counted towards the Fund’s 80% policy. Tran may evaluate relative security valuations and assess the competitive dynamics and future opportunities for companies to determine whether it is preferable to increase positions in a company that scores poorly on its ESG assessment, while decreasing the position of a stock that scores strongly in such factors. Tran then evaluates the resulting universe of companies for those that generally exhibit many of the following characteristics:

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•	a proven track record of financial success;
•	a consistent and sustainable high or improving return on capital;
•	high margins, strong cash flow and zero to moderate debt;
•	high barrier to entry;
•	a stable growth business with opportunity for continued growth;
•	customer focused;
•	recurring revenues;
•	products and services that promote sustainability, such as lowering carbon emissions or enabling a circular economy;
•	positive interactions with customers, employees, and communities in which businesses operate; or
•	strong governance that is structured in the interests of shareholders.

Tran then assesses the management teams of the companies that meet the criteria detailed above. Tran favors management teams that, in its estimation, are owner-oriented (minimal dilution from stock options, repurchases stock opportunistically and empowers its employees), respected, candid, accessible and communicative.

Consistent with preserving capital, Tran intends to select investments that, in its opinion, have low downside risk and high upside potential. Through its investment process, Tran seeks to build an understanding of the financial drivers, addressable market, competitive landscape, key risks and uncertainties, and attractiveness of valuation. Tran believes that its ESG framework can aid in identifying sustainable franchises and may, in its view, better position the Fund to perform over the long term and through market cycles.

Tran’s internally-developed ESG framework considers environmental, social, and governance risks and to identify potential value-creation opportunities. Specifically, Tran seeks to assess an investment’s merits through the lens of environmental, social, and governance issues by considering the both the external impact of the product or service offered by a company and the internal policies, controls, and interactions with shareholders, employees, and other stakeholders.

Tran reviews each investment using an internally developed framework that consists of a list of environmental, social, and governance issues, some of which are provided below. Issues are grouped into topics such as climate change, circularity & pollution, human capital, product & social impact, governance, corporate behavior, among others. While all issues on the list are given consideration, Tran recognizes that not all issues apply evenly to every company and industry. As such, weights are assigned to each issue and topic with those of less or low relevance receiving a zero or low weight. By doing so, Tran aims to create a sustainability score that is informed by the most material risks and opportunities pertaining to a specific investment, which differs depending on industry and the products or solutions a company provides. Tran uses its own fundamental analysis and SASB’s Materiality Map to help determine which issues are of most relevance and the weights that are assigned.

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External factors considered include, but are not limited to:

•	a company’s contribution to climate change and goals for reaching net zero
•	impact on natural resources
•	promotion of clean, renewable, and green activities
•	product safety and responsibility
•	interaction with the communities served by the company
•	promotion of access to information, healthcare, financing, etc.
•	strength of ESG reporting and quality of disclosures and transparency

Internal factors considered include, but are not limited to:

•	policies and actions that promote sustainability
•	footprint of corporate facilities
•	treatment of employees
•	diversity & inclusion measures along with goals or policies for improvement
•	having and enabling a culture of feedback
•	diverse representation on the board of directors and executive team
•	management alignment with shareholders
•	strong checks and balances

By assessing positive, neutral, or negative impacts a company has on internal and external environmental, social, and governance issues, Tran aims to identify value-creating opportunities from companies that have positive impacts and avoid value-destructing risk. Tran, at its discretion, may also engage with company management and boards of directors on the topics of governance and corporate social responsibility. In addition to Tran’s internal research and proprietary ESG assessment, Tran uses third-party scores and data to supplement its research. These third-party systems are used to complement the internal process. Tran’s internal analysis is the main determinant of suitability. Third-party sources include, but are not limited to, Bloomberg data, ISS Quality Scores for governance risk and environmental/social disclosures, Glassdoor reviews for employee engagement, and SASB Materiality to inform materiality by industry.

Tran intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment. Tran believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. Tran reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

Tran normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. The components of the Fund are likely to change over time.

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Tran takes its role as a shareowner of these various companies seriously and participates in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process. Through this effort, Tran seeks to encourage a company’s management toward greater transparency, accountability, disclosure and commitment to ESG issues.

Tran may choose to sell securities from the portfolio when the fundamentals of the issuer are deteriorating or when Tran identifies better opportunities. If a highly-rated ESG company has realized Tran’s goals and future growth slows, then Tran may determine it is appropriate to sell that security. Conversely, if a poorly-rated ESG company is relatively inexpensive, is making progress in improving their ESG qualities and has strong growth prospects, then Tran may determine it is appropriate to increase the security’s weighting in the Fund.

Aristotle Pacific’s ESG Investment Policies

The Fund’s investments in debt securities are expected to maintain a weighted average duration within two years (plus or minus) of the Bloomberg US Aggregate Bond Index, although the instruments held by the Fund may have short, intermediate, and long terms to maturity. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a bond’s duration, the more sensitive it is to interest rate risk. The shorter a bond’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg US Aggregate Bond Index was 6.02 years as of December 31, 2024. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due.

The debt securities in which the Fund primarily invests are a broad range of investment grade debt securities, including corporate bonds, mortgage-related securities, asset-backed securities, debt securities issued by the U.S. government or its related agencies and U.S. dollar-denominated debt securities issued by developed foreign governments and corporations. Investment grade debt instruments are those rated in one of the four highest rating categories (i.e., Baa by Moody’s, BBB by S&P or Fitch or higher) or, if unrated, deemed comparable by Aristotle Pacific, as shown below:

	Standard & Poor’s1	Moody’s	Fitch[1]
Investment grade debt categories	AAA	Aaa	AAA
	AA	Aa	AA
	A	A	A
	BBB	Baa	BBB

1 Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

Aristotle Pacific’s investment process for the Fund is based on a combination of Aristotle Pacific’s fundamental research process and Aristotle Pacific’s ESG criteria which involves (1) the application of the ESG exclusionary screens described below, and (2) Aristotle Pacific’s analysis of ESG metrics provided by independent third-party ESG data providers in respect of certain debt securities held by the Fund. These considerations are described below.

Individual investments may be purchased or sold in the event Aristotle Pacific decides to adjust debt asset class weightings within the portfolio. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector

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fundamentals has occurred. Further, Aristotle Pacific will re-evaluate the available ESG criteria of portfolio securities periodically to determine which securities should be considered for sale based on whether the portfolio securities continue to meet the ESG criteria.

Aristotle Pacific normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. The components of the Fund are likely to change over time.

Fundamental Research Process. Aristotle Pacific’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon Aristotle Pacific’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the sub-adviser looks for companies that it believes have financially sound competitive positions, strong management teams and the ability to repay or refinance its debt obligations. Aristotle Pacific performs a credit analysis (a process designed to measure an issuer’s ability to repay or refinance its debt obligations) on each potential issuer and a relative value analysis (by analyzing the investment’s attractiveness relative to other investments with similar profiles for risk and liquidity) for each potential investment. When selecting investments, Aristotle Pacific may invest in instruments that it believes have the potential for capital appreciation.

ESG Exclusions. Aristotle Pacific has created two ESG Exclusionary Screens, one of which is applicable to corporate debt issues (“Corporate Debt Screen”) and the other of which is applicable to government debt issues (the “Government Debt Screen”). The Corporate Debt Screen identifies a universe of corporate bonds, asset-backed securities, and mortgage-related securities, the issuers of which are not directly in:

(1)	the extraction of thermal coal, coal power generation, and providing tailor-made products and services that support thermal coal extraction that contribute materially to company revenue; in each case, such issuers are excluded only to the extent that such activities lead to revenue in excess of Aristotle Pacific’s revenue threshold (which is currently 9.99%);
(2)	the production of tobacco;
(3)	the production or sale of controversial military weapons (i.e., weapons that have a disproportionate and indiscriminate impact on civilian populations, sometimes even years after a conflict has ended);
(4)	serious or systematic human rights violations;
(5)	severe environmental damage;
(6)	gross corruption or other serious financial crime

(Items (4)-(6) are determined by Norges Bank, based on recommendations from the Council on Ethics appointed by the Ministry of Finance and made publicly available at nbm.no/en/responsible-investment/ethical-exclusions/exclusion-of-companies)

The Fund may invest in transition bonds issued by entities that derive revenue from activities in the exclusion list. Transition bonds, also referred to as sustainable bonds, are debt instruments whose proceeds are exclusively used to finance projects aimed at helping the issuer transition to a more sustainable way of doing business. Examples of these bonds are green bonds (used to finance projects with positive environmental impacts), blue bonds (used to raise capital for ocean conservation, marine and fisheries

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projects) and social bonds (used to finance social projects intended to achieve positive social outcomes and/or address a social issue). Transition bonds issued by entities that derive revenue from activities in the exclusion list above would not be excluded under the Corporate Debt Screen.

Aristotle Pacific uses a combination of issuer lists and ESG-specific issuer information provided by third-party ESG data sources (including Morningstar Sustainalytics, MSCI, and Norges Bank) to determine which issues are permitted investments under the Corporate Debt Screen. This information is determined by the third-party ESG data providers’ internal methodologies.

Aristotle Pacific uses the Government Debt Screen to identify a universe of sovereign debt issued by government and sovereign issuers that have not received ESG ratings of “high risk” or “severe risk” from the third-party ESG data provider (Sustainalytics) used by Aristotle Pacific. Government and sovereign issuers must have a negligible risk,” “low risk” or “medium risk” rating to qualify for eligibility for investment in the Fund’s portfolio.

In the event independent third-party ESG data is not available for an issuer, the sub-adviser may rely on its own research to determine whether an ESG exclusion applies to the security.

ESG Metrics. To evaluate an issuer’s material ESG factors that help inform portfolio management decisions, Aristotle Pacific generally relies upon the assessments of third-party ESG data providers (Sustainalytics and MSCI) that score the material ESG factors of issuers to determine the issuer’s Overall ESG Rating(s). Overall ESG Rating(s) apply to all debt issues in the third-party ESG data provide(s)’ coverage universe. These ratings seek to measure the degree to which an issuer’s economic value is at risk due to ESG factors (e.g., an insurance company that has to cover flood and tornado claims), how well they manage the ESG risks relative to peers, and potential opportunities arising from ESG factors.

The Overall ESG Rating(s) consider, as applicable or relevant, the following factors: environmental assessments (involving issues such as greenhouse gas emissions, resource efficiency, use of natural resources and/or waste management), social assessments (involving issues such as human capital management, labor standards, occupational health and safety records, data security and/or product quality and safety) and/or governance assessments (involving issues such as board structure and quality, executive compensation, anti-competitive practices, ownership, shareholder rights, and/or geopolitical risk). When determining an issuer’s Overall ESG Rating(s), the providers rate the material ESG factors of each issuer within the providers’ universe and then apply weights to each factor’s score to create an aggregate score. Aristotle Pacific relies upon these Overall ESG Rating(s) when constructing and maintaining the portfolio. In the event that third-party ESG metrics are not available for an issuer considered for investment, Aristotle Pacific may rely on its own qualitative research as a substitute (but is not required to perform an analysis of ESG factors on issuers using the same materiality assessment or methodologies of ESG providers). Although Overall ESG Ratings(s) help inform portfolio management decisions, it is not an exclusive factor and Aristotle Pacific may elect to invest in an issue based upon its own fundamental research analysis.

The Fund seeks to invest in debt issuers with a lower average carbon intensity than the average carbon intensity of the debt securities within the Bloomberg US Aggregate Bond Index (the Fund’s benchmark index) for which this data is available using the carbon intensity definition and calculation methodology of

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an independent third-party ESG data provider. Carbon intensity is considered a separate ESG metric than the Overall ESG Rating(s) for debt issuers. Investments in companies possessing higher carbon intensity compared to others within the benchmark can be made as long as the Fund’s overall carbon intensity level remains lower than that of the benchmark.

Individual investments may be purchased or sold in the event Aristotle Pacific decides to adjust debt asset class weightings within the portfolio. Aristotle Pacific generally sells a security when it has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred. Further, Aristotle Pacific will re-evaluate the available ESG criteria of portfolio securities periodically to determine which securities should be considered for sale based on whether the portfolio securities continue to meet the ESG criteria.

Other Investment Strategies and Policies

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the applicable Fund may not invest in accordance with its investment objective or principal investment strategy and may not achieve its investment objective.

Principal Risks

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time that you are willing to leave your money invested and the amount of risk that you are willing to take. In addition to possibly not achieving your investment goals, you could lose money by investing in the Funds. Information about the Funds’ objective, principal investment strategies, investment practices and principal risks appears at the beginning of this Prospectus. Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (“SAI”). The information below describes in greater detail the other risks pertinent to the Funds. The Funds’ principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, unless stated otherwise, regardless of the order in which it appears.

	CenterSquare	Long Short	Tran	Foresight	Greenspring	Balanced
Active Management Risk	X	X	X	X	X	X
Changing Distribution Level Risk	X
Cybersecurity Risk	X	X	X	X	X	X
Debt or Fixed-Income Securities Risk						X
Depositary Receipts Risk				X
Equity Securities Risk	X	X	X	X	X	X
ESG Strategy Risk			X	X		X
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	CenterSquare	Long Short	Tran	Foresight	Greenspring	Balanced
Exchange-Traded Fund Risk	X			X
Foreign Securities Risk				X
Growth Stocks Risk		X	X		X	X
High Portfolio Turnover Rate Risk	X
High Yield Securities Risk
Industrial Sector Risk		X	X	X	X	X
Information Technology Sector Risk		X	X	X	X	X
Infrastructure Companies Risk				X
IPO Risk	X
Large-Capitalization Stock Risk	X	X	X			X
Liquidity Risk
Listed Investment Trusts Risk				X
Macroeconomic Strategy Risk
Management Risk	X	X	X	X	X	X
Market Changes Risk	X	X	X	X	X	X
Market Disruption Risks Related to Armed Conflict	X	X	X	X	X	X
Master Limited Partnership Risk				X
Mid-Capitalization Stock Risk	X	X	X	X	X	X
Mid-Cap Securities Risk	X	X	X	X	X	X
MLP Tax Risk				X
Mortgage-Related and Asset-Backed Securities Risk		X				X
New Fund Risk						X
Non-Diversified Fund Risk	X		X	X
Other Investment Companies Risk		X		X	X
Preferred Stock Risk					X
Real Estate Industry Risk	X
Recent Market Events Risk	X	X	X	X	X	X
REIT Investment Risk	X			X
Investment Objectives, Strategies, Risks	73

	CenterSquare	Long Short	Tran	Foresight	Greenspring	Balanced
Risk of Focusing Investment on Region or Country				X
Sector Risk	X		X
Short Selling Risk		X
Small- and Mid-Capitalization Stock Risk	X	X	X	X	X	X
Sovereign Debt Obligations Risk
Sustainable Considerations Risk			X	X		X
Tax Risk		X
U.S. Government Securities Risk						X
U.S. Treasury Obligations Risk						X
Value Investing Risk		X			X	X

Active Management Risk. A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A portfolio manager’s investment strategies are also discretionary and there can be no assurance that their investment strategies will be advantageous for the Fund. From time to time, the activities of a portfolio manager’s firm (and/or its affiliates) may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for the Fund. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risks. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, each Fund and each Sub-Adviser are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include,

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but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting each Fund, each Sub-Adviser, or each Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which each Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. As a result, each Fund and their shareholders could be negatively impacted.

Debt or Fixed-Income Securities Risk. Investors buy debt securities, also referred to as fixed-income securities, primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes, and debentures.

Interest on debt securities may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

•	Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.
•	Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity.
•	Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
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•	Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by an independent rating agency, such as S&P or Moody’s, are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. For example, a duration of “three” means that a bond’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates. In general, the longer the Fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts Risk. The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in United States, European and international securities markets, as applicable, ADRs, EDRs and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs and GDRs are designed for use in European and international securities markets. An ADR, EDR or GDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

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Equity Securities Risk. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When each Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

•	Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•	Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.
•	Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value or anticipate changes that can adversely affect the value of each Fund’s holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

ESG Strategy Risk. The Sub-Adviser’s consideration of ESG criteria in its investment process could cause the Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. The Sub-Adviser’s determination of what constitutes ESG criteria and its process to evaluate the ESG criteria may differ from other investment advisers. Further, there can be no assurance that the ESG criteria utilized by the sub-advisers or any judgment exercised by the sub-advisers will reflect the beliefs or values of any particular investor. An independent third-party ESG data provider’s assessment of the financial materiality of ESG factors could be inaccurate, and the provider could delay ESG data delivery and evaluation (e.g., changing geo-political risks that may impact involvement in one or more excluded activity), which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective, or its methodology could be based on a methodology or perspective different from another provider’s. Because the methodologies for providers are different, if one of the third-party ESG data providers were to be replaced, the Fund’s portfolio could look different. Application of the ESG criteria may also affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Given that the ESG criteria is qualitative and subjective by nature, there can be no assurance that the ESG criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. Given the subjective nature of ESG criteria, it is also possible that the ESG exclusions and metrics screens may not always be effective in screening out all ESG issues that an issuer might have. In addition, regulations and industry practices related to ESG are evolving rapidly, and the sub-adviser’s practices may change if required to comply with such regulations or adopt such practices.

Exchange-Traded Fund Risk. To the extent each Fund may invest in securities of other investment companies, a Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks.

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The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by each Fund could result in losses on a Fund’s investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. Each Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into a Fund.

Each Fund may rely on Rule 12d1-4 of the 1940 Act, which allows a fund to invest in other funds, including ETFs, in excess of the limits imposed by Section 12(d)(1) of the 1940 Act, subject to certain conditions specified in the Rule.

Foreign Securities Risk. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. Companies in many foreign markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in the U.S., and as a result, information about the securities in which each Fund invests may be less reliable or complete. Similarly, there may also be difficulty in invoking legal protections across borders. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets Risk” above.

Many of the foreign securities in which each Fund invests will be denominated or quoted in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, and may unfavorably affect the value of each Fund’s assets. However, each Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

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Growth Stocks Risk. The Fund may invest in equity securities of companies that a portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

High Yield Securities Risk. High-yield or non-investment grade securities (commonly referred to as “junk bonds”) are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Sub-Adviser and are sometimes considered speculative.

Investments in high-yield securities involve special risks in addition to the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Industrial Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

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Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disaster. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased

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susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

IPO Risk. The prices of securities purchased in IPOs can be very volatile and tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

Large-Capitalization Stock Risk. Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium- capitalization companies) when stocks of large-capitalization companies are out of favor.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid investments at an advantageous time or price. Generally, funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Listed Investment Trusts Risk. Listed investment trusts are investment vehicles organized as trusts that issue a fixed number of shares in an initial public offering, after which their shares trade at market value on an exchange. The net asset value of an investment trust fluctuates due to the valuation changes of the investment securities or assets held by the investment trust (assets denominated in foreign currencies are also subject to the exchange rate fluctuations subject to hedging strategy). However, because the shares of a listed investment trust trade at market value on an exchange, such shares can trade below their net asset value (known as a discount) or above net asset value (known as a premium). The more an investment trust falls out of favor and the less demand there is for its shares, the lower the price those selling shares of the trust may have to accept in order to liquidate their position; conversely, purchasers of shares may take advantage of such discount. Current market uncertainty has pushed investment trusts to the widest discounts in years, and there is a risk that such discounts may continue to widen after the Fund has made an investment. Investment trusts that trade at a discount are not typically able to issue new shares to invest in new assets or securities and may not succeed in conducting accretive investment activity for growth. In addition to these risks, when the Fund invests in a listed investment trust it is subject to the risks described herein with respect to investments in other investment companies generally, including that shareholders of the Fund will indirectly bear their proportionate share of fees and expenses of the investment trust, as well as commissions in connection with its purchase and sale of shares.

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Macroeconomic Strategy Risk. The investment strategies of the Fund rely on, among other things, the Sub-Adviser’s assessment of macroeconomic conditions and trends across multiple geographies and asset classes. As such, the success of the investment strategies of the Fund depends, in part, on the accuracy of the Sub-Adviser’s assessment of macroeconomic conditions and trends. Macroeconomic conditions may include, among others, unanticipated changes in economic and political conditions, corporate profits and other business related indicators, inflation and interest rate levels and performance of broad markets across asset classes.

Management Risk. The investment strategies, practices and risk analysis used by each Sub-Adviser may not produce the desired results. The ability of each Fund to meet its investment objective is directly related to each Sub-Adviser’s investment strategies for a Fund. The value of your investment in a Fund may vary with the effectiveness of the respective Sub-Adviser’s research, analysis and asset allocation among portfolio securities. If the Sub-Adviser to your Fund’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Various techniques can be used to increase or decrease each Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

These practices can be used in an attempt to adjust the risk and return characteristics of each Fund’s portfolio of investments. If a Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the applicable Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Market Changes Risk. The value of a Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares.

Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Israel and Hamas in the Middle East, has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

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Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Mid-Capitalization Stock Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, public health, cyber, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

MLP Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions and tax credits. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income (currently at a rate of 21% for

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federal corporate income tax). The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP. In addition, it could cause such distributions paid by the MLP to be taxed to the Fund as: dividend income, to the extent it is from the MLP’s earnings and profits; return of capital, to the extent the MLP’s distributions are not paid from its earnings and profits and to the extent of (and in reduction of) the Fund’s basis in its MLP interest; or gain from the sale of the Fund’s MLP interest to the extent the distribution exceeds the MLP’s earnings and profits and the Fund’s basis in its MLP interest. Thus, if any of the MLPs owned by the Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the NAV of the Fund’s shares.

To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Fund. The portion of an MLP’s distributions to the Fund, which is not derived from the MLP’s earnings and profits, generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Fund (and, in certain cases, the value of marketable securities distributed by an MLP to the Fund) in excess of the Fund’s basis in the MLP generally will be taxable to the Fund as capital gain. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains because it will be taxed as a corporation for federal income tax purposes.

Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Fund will incur a current income tax liability on the portion of its share of the income and gain from each MLP investment that is not offset by its share of the MLPs’ tax deductions, by its share of the MLPs’ tax credits or by the Fund’s net operating loss carryforwards, if any. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Fund could increase the Fund’s current tax liability. If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders. If the amount of a Fund distribution to U.S. Shareholders exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received

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by the U.S. Shareholder from the Fund that constitutes a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans or other assets that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved. The Sub-Adviser’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

New Fund Risk. The Balanced Fund is new with a limited history of operations for investors to evaluate. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders.

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Non-Diversified Fund Risk. Funds that are non-diversified (each, a “Non-Diversified Fund,” and together, the “Non-Diversified Funds”) can invest a greater percentage of their assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund than a diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Notwithstanding each Non-Diversified Fund’s status as a “non-diversified” investment company under the 1940 Act, each Non-Diversified Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. Each Non-Diversified Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

Other Investment Companies Risk. The Funds may invest in other investment companies, including open-end funds and ETFs. See “Exchange-Traded Funds Risk” above.

The Funds may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Funds might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when a Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Funds’ investment objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Funds’ performance. In addition, because ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. The Funds will pay a proportional share of the fees and expenses of the underlying funds in which it invests, which are in addition to the direct expenses of a Fund’s own operations, and as a result, shareholders will be subject to two layers of fees with respect to investments in the Funds.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

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Real Estate Industry Risk. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund’s investments in REITs and the real estate industry. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations, and some REITs may have limited diversification. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code.

Recent Market Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine, and the conflict between Israel and Hamas. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. As a result of increased volatility, securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the regional or global economies and the markets for certain securities. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

REIT Investment Risk. A Fund’s investments in REITs will, among other things, be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer.

In general, real estate values are affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex

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analysis that depends on a number of factors. There can be no assurance that an entity in which a Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be taxed as a corporation, and thus, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.

Risk of Focusing Investment on Region or Country. Investing a significant portion of assets in one country or region makes the Fund more dependent upon the political and economic circumstances of that particular country or region.

Asia/Pacific Investment Risk. Investments in countries in the Asian/Pacific region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia or the Pacific. Investments in China, New Zealand, Australia and Singapore may subject each Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. China has contractually committed that it will not alter Hong Kong’s autonomy before 2047. Currently, Hong Kong is undergoing a period of political and social unrest relating to extradition treaties proposed in 2019. If China were to exercise authority to impose changes in Hong Kong, Hong Kong’s economy and shares of companies trading on Hong Kong’s securities markets would be adversely affected.

Eurozone Investment Risk. The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union (EU) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. EMU members could voluntarily abandon or be forced out of the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. Certain countries and regions in the EU are experiencing significant financial difficulties. Some of these countries may be dependent on assistance from other European governments and institutions or agencies. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in an economic downturn that could significantly affect the value of investments in those and other European countries. One or more countries could depart from the EU, which could weaken the EU and, by extension, its remaining members. For example, the

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United Kingdom’s departure, described in more detail below. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Sector Risk. The Fund’s assets invested in a particular sector may increase from time to time based on the portfolio managers’ perception of available investment opportunities. If the Fund invests a significant portion of its assets in a particular sector, the Fund will be subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors affecting that sector. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately and negatively affect that sector. In addition, investments in a particular sector may be more volatile than the broader market as a whole, and the Fund’s investments in such a sector may be disproportionately susceptible to losses.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does,

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that the Fund’s leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small- and Mid-Capitalization Stock Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of small-capitalization and mid-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Sovereign Debt Obligations Risk. Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as

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commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Sustainable Considerations Risk. A Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in its overall strategy and business practices. In pursuing such a strategy, the Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. The applicable Sub-Adviser’s criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require a Fund to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the respective Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that a Sub-Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

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Tax Risk. The Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as nonqualified dividend income; and (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a RIC under Subchapter M of the Code.

U.S. Government Securities Risk. Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of the Fund’s U.S. Treasury obligations to decline.

Value Investing Risk. A Fund may invest in companies that may not be expected to experience significant earnings growth in the immediate future, but whose securities the applicable Sub-Adviser believes are selling at a price lower than their true value. “Value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Funds’ Sub-Advisers believe is their full value or that they may go down in value. If a Sub-Adviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the Sub-Adviser anticipates.

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Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Funds’ SAI and on the Funds’ website at www.thecromwellfunds.com.

Management of the Fund

The Adviser

Each Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286. Cromwell is an SEC-registered investment adviser recently formed in July 2021 that is dedicated to managing mutual funds. As of December 31, 2024, the Adviser had approximately $401.5 million of assets under management.

Under the Advisory Agreements, the Adviser is entitled to receive a monthly management fee for its investment advisory services as shown in the table below. The fee is calculated daily and payable monthly as a percentage of each Fund’s average daily net assets. As further described below, each Fund is subject to an Expense Cap. For the fiscal year ended December 31, 2024, the Adviser was effectively paid, net of any waivers or any recoupment the amounts shown in the table below:

Fund	Management Fee	Management Fee Paid After Fee Waiver or any Recoupments
CenterSquare Fund	0.60%	0.59%
Long Short Fund	1.40%	1.03%
Tran Fund	0.85%	0.15%
Foresight Fund	0.85%	0.61%
Greenspring Fund	0.75%	0.75%
Balanced Fund	0.85%	(0.79)%

The Adviser is authorized to delegate certain of its duties with respect to the Fund to one or more sub-advisers. Pursuant to its authority, the Adviser has delegated day-to-day management of each Fund in accordance with its investment objective and policies to each Sub-Adviser. The Adviser is also responsible for determining the portion of each Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

The Adviser retains overall responsibility for the management and investment of the assets of each Fund. In this capacity, the Adviser develops the overall investment strategy for each Fund and plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether its investment activities remain consistent with each Fund’s investment objectives, strategies and policies. The Adviser supervises all compliance functions related to the operation

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of each Fund and each Sub-Adviser’s management of each Fund’s portfolio. The Adviser also monitors changes that may impact each Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and each Fund operations and provides regular reports on these matters to the Board of Trustees (the “Board”).

Discussions regarding the basis of the Board’s approval of the Investment Advisory and Sub-Advisory Agreements for the Greenspring Fund are available in the Fund’s annual report to shareholders for the year ended December 31, 2023; for the renewal of the Investment Advisory and Sub-Advisory Agreements for the CenterSquare Fund, Foresight Fund and Tran Fund are available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2024; and for the renewal of the Investment Advisory Agreement and approval of the Sub-Advisory Agreement for Long Short Fund are available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2024.

Manager-of-Managers Arrangement

The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with the Adviser or the Funds, as well as sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”).

As such, the Adviser has the ultimate responsibility for overseeing the Funds’ sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. If a new sub-adviser is hired for the Funds pursuant to the order or relief, the Funds are required to notify shareholders within 90 days. The Funds are not required to disclose the individual fees that the Adviser pays to the Sub-Advisers.

The Sub-Advisers

CenterSquare Investment Management LLC, Eight Tower Bridge, 161 Washington Street, Seventh Floor, Conshohocken, PA 19428, serves as sub-adviser to the CenterSquare Fund and manages the Fund’s investments. The CenterSquare Sub-Adviser (and its predecessor) was formed in 1987 and focuses on actively managed real estate strategies. The majority partners of CSIM Holdings include a private equity fund sponsored and managed by Lovell Minnick Partners LLC along with a limited liability company holding the investments of over 30 employees of CenterSquare.

Mutual of America Capital Management, LLC, located at 320 Park Avenue, New York, New York 10022, serves as Sub-Adviser to the Long Short Fund and manages the Fund’s investments. The MoA Sub-Adviser, founded in 1993, is an SEC-registered investment adviser that provides advisory services to registered investment companies, institutional investors (including pension and profit sharing plans, state and local

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government retirement plans, endowments and foundations, charitable organizations, and other institutional investors), and to its ultimate parent, Mutual of America, and its family of companies.

Tran Capital Management, L.P., located at 1000 Fourth Street, Suite 800, San Rafael, California 94901, serves as sub-adviser to the Tran Fund and a sub-adviser to the Balanced Fund. Tran Capital was founded in 1974 and, in addition to serving as the sub-adviser to the Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments.

Foresight Group LLP, located at The Shard, 32 London Bridge Street, London SE1 9SG, United Kingdom. Foresight was founded in 1984 and is a leading listed infrastructure and private equity investment manager with a long-established focus on ESG and sustainability-led strategies. Foresight Group Holdings Ltd listed on the Main Market of the London Stock Exchange in February 2021 and operates from 13 offices across seven countries in Europe and Australia.

Corbyn Investment Management, Inc., located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is a registered investment adviser providing investment management services for clients since 1973. Corbyn provides investment advice to individuals, corporate pension and profit-sharing plans, charitable organizations, foundations, individual retirement plans, trusts, corporations, and investment companies.

Aristotle Pacific Capital, LLC, located at 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660, serves as sub-adviser to the Balanced Fund. Aristotle Pacific is a registered investment adviser, that specializes in credit-oriented fixed income strategies. As of December 31, 2024, Aristotle Pacific’s total assets under management were approximately $30.1 billion.

Each Sub-Adviser is responsible for the day-to-day management of its respective Fund in accordance with the Fund’s investment objective and policies. The management fee paid to each Sub-Adviser for its services is paid by the Adviser and not the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) do not exceed the amounts shown in the table below, through at least April 30, 2026. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from each Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. The Expense Cap for each class of each Fund is shown below:

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Fund	Investor Class	Institutional Class
CenterSquare Fund	1.12%	1.02%
Long Short Fund	1.95%	1.70%
Tran Fund	1.35%	1.10%
Foresight Fund	1.30%	1.05%
Greenspring Fund	1.46%	1.21%
Balanced Fund	1.35%	1.10%

Portfolio Managers for the CenterSquare Fund

Dean Frankel, CFA® has served as co-manager of the Fund and the Predecessor Fund since March 2004. Mr. Frankel is Managing Director and Global Head of Real Estate Securities of CenterSquare. He is responsible for management of the firm’s proprietary research process. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the real estate securities portfolios. Prior to joining CenterSquare in 1997, Mr. Frankel ran a retail distribution business. Mr. Frankel received a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business. He is a CFA Charterholder and member of the CFA Institute.

Eric Rothman, CFA® joined the firm in 2006 and is a Portfolio Manager for CenterSquare’s real estate securities group. He is responsible for market research, sector allocations, and financial modeling across the U.S. real estate securities universe. Mr. Rothman also manages a REIT preferred stock separate account mandate. He has over twenty years of REIT and real estate investment experience. Prior to joining CenterSquare, Mr. Rothman spent more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in Economics, International Relations and French. He is a CFA Charterholder and member of the CFA Institute.

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Portfolio Manager for the Long Short Fund

Joseph R. Gaffoglio, CFA®, CPA has been the President of MoA since March of 2021. Prior to his appointment as President, Mr. Gaffoglio served as MoA’s Chief Operating Officer. Mr. Gaffoglio has been a portfolio manager since 2014 and is responsible for management of the MoA Funds Asset Allocation and Clear Passage Funds, as well as the large cap portion of the MoA Balanced Fund. Mr. Gaffoglio received his undergraduate degree from Fordham University, and an MBA from New York University.

Thaddeus Pollock, CFA®, CAIA, joined MoA in October of 2023 as Executive Vice President and portfolio manager of the small cap and mid cap value investment strategies, including the MoA Small Cap Value Fund, MoA Mid Cap Value Fund and the small cap and mid cap value segments of the MoA All America Fund. Prior to joining Capital Management, Mr. Pollock was Portfolio Manager, Partner at Cramer Rosenthal McGlynn. Mr. Pollock received his undergraduate degree from Yale University.

Jamie A. Zendel, FRM, has been Executive Vice President of MoA since March of 2022. Prior to her appointment as Executive Vice President, Ms. Zendel served as Senior Vice President of MoA. Ms. Zendel has been a portfolio manager since 2014 and is responsible for management of the MoA International Fund and the MoA Funds Asset Allocation and Clear Passage Funds. Ms. Zendel received her undergraduate from the University of Wisconsin, Madison.

Portfolio Managers for the Tran Fund

Quoc Tran, Chief Investment Officer, Portfolio Manager and Managing Partner, joined Tran Capital in 2005 and led a management buyout of the firm in 2017. Mr. Tran has over 20 years of investment management experience. Prior to Tran Capital, Mr. Tran worked at Wallace R. Weitz & Co. and held various positions in portfolio management and research. Prior to that, he spent five years at Goldman Sachs and Co. and left the company as Vice President and Director in the Equities Division. Mr. Tran is a member of the Board of Trustees of Bates College and serves on various committees, including the Bates College Investment Committee. Mr. Tran also serves on the Investment Committee Board of the Marin Community Foundation. Mr. Tran received a B.A. degree with high honors in Rhetoric from Bates College and his MBA in Finance and Competitive Strategy at the University of Chicago where he was also a Business Fellow.

Michael Im, CFA®, Director of Research and Co-Portfolio Manager, joined Tran Capital in 2013. Prior to Tran Capital, Mr. Im was an Analyst at Kiitos Capital Management and was an Equity Research Associate at Dodge & Cox. Mr. Im received a B.S. degree, with high honors, in Business Administration from the University of California, Berkeley (Phi Beta Kappa) and an MBA, with honors, from the University of Chicago, Booth School of Business. Mr. Im is a CFA Charterholder and a member of the CFA Society of San Francisco.

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Portfolio Managers for the Foresight Fund

Nick Scullion is the lead manager of the Foresight Fund. Mr. Scullion is a partner of the Sub-Adviser, having joined in 2017, and has acted as a manager of the strategy since inception in 2019. Mr. Scullion joined Foresight Group to launch its public equities capability, and has served as a portfolio manager on a UK fund since its inception in December 2017.

Eric Bright, CFA® is co-manager of the Foresight Fund. Mr. Bright is a Senior Investment Manager who joined the Sub-Adviser in 2019. He has co-managed the strategy since 2021. Previous to joining Foresight Group, Mr. Bright worked at Reyker Securities for over five years managing discretionary portfolios and a listed real asset strategy.

Portfolio Managers for the Greenspring Fund

Charles vK. Carlson, CFA®, has been the portfolio manager of the Predecessor Fund since January 1987. He is also President and a Director of Corbyn. Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy. He has been a CFA Charterholder since 1986.

Michael Goodman, CFA®, has been the portfolio manager of the Predecessor Fund since May 2022. He is also a Senior Investment Analyst for Corbyn. Mr. Goodman graduated from Carleton College with a B.A. in Psychology. He has been a CFA Charterholder since 2006.

Portfolio Managers for the Balanced Fund

Equity Portfolio:

Quoc Tran, Chief Investment Officer, Portfolio Manager and Managing Partner, joined Tran Capital in 2005 and led a management buyout of the firm in 2017. Mr. Tran has over 20 years of investment management experience. Prior to Tran Capital, Mr. Tran worked at Wallace R. Weitz & Co. and held various positions in portfolio management and research. Prior to that, he spent five years at Goldman Sachs and Co. and left the company as Vice President and Director in the Equities Division. Mr. Tran is a member of the Board of Trustees of Bates College and serves on various committees, including the Bates College Investment Committee. Mr. Tran also serves on the Investment Committee Board of the Marin Community Foundation. Mr. Tran received a B.A. degree with high honors in Rhetoric from Bates College and his MBA in Finance and Competitive Strategy at the University of Chicago where he was also a Business Fellow.

Michael Im, CFA®, Director of Research and Co-Portfolio Manager, joined Tran Capital in 2013. Prior to Tran Capital, Mr. Im was an Analyst at Kiitos Capital Management and was an Equity Research Associate at Dodge & Cox. Mr. Im received a B.S. degree, with high honors, in Business Administration from the University of California, Berkeley (Phi Beta Kappa) and an MBA, with honors, from the University of Chicago, Booth School of Business. Mr. Im is a CFA Charterholder and a member of the CFA Society of San Francisco.

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Fixed Income Portfolio:

David Weismiller, CFA®, Senior Managing Director and Portfolio Manager of Aristotle Pacific Capital, LLC since 2023. Managing Director and Portfolio Manager of Pacific Asset Management LLC from 2007 to 2023. Mr. Weismiller is the Lead Portfolio Manager for the Sub-Adviser’s Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s fixed income portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Ying Qiu, CFA®, Managing Director and Portfolio Manager of Aristotle Pacific Capital, LLC (formerly Pacific Asset Management LLC) since 2016. Managing Director and Portfolio Manager of Pacific Asset Management from 2016 to 2023. Ms. Qiu is a Co-Portfolio Manager on various investment grade portfolios and has credit research responsibilities focusing on asset-backed securities (“ABS”). Prior to joining Pacific Asset Management LLC, Ms. Qiu was a Senior Vice President, Portfolio Manager and Trader for both investment grade corporate and ABS with PIMCO since 2008. Ms. Qiu began her investment career in 1997 and has a BA from Renmin University of China and an MBA from Emory University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in each Fund.

Shareholder Information

Choosing a Share Class

Below is information about the manner in which each Fund offers shares.

The Long Short, CenterSquare, and Tran Funds offer Investor Class shares. The Long Short, CenterSquare, Tran, Foresight, Greenspring and Balanced Funds also offer Institutional Class shares. As of April 30, 2025, Investor Class shares of the Foresight, Greenspring, and Balanced Funds are not yet currently available for purchase. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial professional.

	Investor Class	Institutional Class
CenterSquare Fund only Shareholder Service fee	0.25%	0.25%
All Other Funds(1) Ongoing distribution and/or shareholder service (Rule 12b-1) fees	0.25%	None
Conversion feature(2)	Yes	Yes
Purchase maximum	None	None

(1)	As of April 30, 2025, Investor Class shares of the Foresight, Greenspring, and Balanced Funds are not yet currently available for purchase.
(2)	See the section titled “Shareholder Information - Converting Shares” for more information on the voluntary and/or automatic conversions that apply to each share class and the impact such conversion may have on the fees and expenses of your shares.
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Investor Class. Investor Class shares for the Long Short, Tran, Foresight, Greenspring, and Balanced Funds are retail shares that are subject to a Rule 12b-1 distribution fee of 0.25% on an annual basis. Investor Class shares for the CenterSquare Fund are retail shares that are subject to shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

Institutional Class. Institutional Class shares of the Funds are offered for sale at NAV, without the imposition of a sales charge. Institutional Class shares also pay lower annual expenses than Investor Class shares. Investment minimums may be waived for wrap fee programs. Institutional Class shares are available to the following:

•	certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund;
•	certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•	existing Institutional Class shareholders;
•	Trustees of the Trust, former Fund trustees, employees of affiliates of the Fund and the Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•	wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

Institutional Class shares for the CenterSquare Fund are subject to shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Institutional Class shares do not pay distribution (12b-1) fees. Shareholders who transact in Institutional Class shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.

Distribution and Shareholder Service (Rule 12b-1) Plan (Long Short Fund, Tran Fund, Foresight Fund, Greenspring Fund)

The Long Short, Tran, Foresight, Greenspring, and Balanced Funds (each, a “12b-1 Fund,” and collectively, the “12b-1 Funds”) have adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, each 12b-1 Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders. The maximum amount of the Rule 12b-1 fee authorized is 0.25% of each 12b-1 Fund’s average daily net assets attributable to Investors Class shares, annually. The

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Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of each 12b-1 Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in each 12b-1 Fund’s shares and may cost you more than paying other types of sales charges.

Share Price

The price of the Funds’ shares is the Fund’s NAV. A Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the Funds’ NAV, portfolio securities are valued using current market values or official closing prices, if available. The Funds’ NAV is calculated at the close of regular trading on the NYSE which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Funds will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by the Funds, including shares of closed-end funds, that is listed on a national securities exchange, except portfolio securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. When the price of a debt security is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the

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offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures adopted by the Adviser. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Sub-Advisers to believe that the security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. Each Sub-Adviser anticipates that a Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In the event the Funds hold portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares

All purchase requests received in good order by the Transfer Agent, or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share, plus any applicable sales charges. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share, plus any applicable sales charges. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Funds to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

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Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Funds and is not binding until so accepted. The Funds reserve the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Funds. Purchases may also be rejected from persons believed to be “market timers.” See “Tools to Combat Frequent Transactions” below. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Funds and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Minimum Investment Amounts

	Account Type	Initial Investment	Subsequent Investments
Investor Class	Regular Accounts	$2,000	$100
	Individual Retirement Accounts	$1,000	$100
Institutional Class	Regular Accounts	$100,000	$100
	Individual Retirement Accounts	$25,000	$100

The Funds reserve the right to waive the minimum initial investment or minimum subsequent investment amounts in its sole discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums which may differ from the Funds’ minimums, and may be waived at the intermediaries’ discretion. Investment minimums may be waived for wrap fee programs. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must Be Received in Good Order. Your share price will be the next calculated NAV per share, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•	the name of the Fund and share class;
•	the dollar amount of shares to be purchased;
•	your account application or, for subsequent investments, an investment stub; and
•	a check payable to the applicable Fund.
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The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change.

The offering and sale of shares of the Funds have not been registered outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone. If you did not decline this option on your account application, and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund at 1-855-625-7333 (toll free). You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows shareholders to move money from their bank accounts to their Fund accounts upon request. Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100 once an initial investment has been made. If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV, determined on the day that your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Purchase by Mail. To purchase Fund shares by mail, complete and sign the Account Application and mail it, together with your check made payable to the applicable Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Regular Mail	Overnight or Express Mail
Cromwell Funds	Cromwell Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534498	Attention: 534498
Pittsburgh, PA 15253-4498	500 Ross Street, 154-0520
Pittsburgh, PA 15262

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

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The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders. The Funds reserve the right to reject any application.

Purchase by Wire Transfer. If you are making your first investment in the Funds through a wire purchase, the Transfer Agent must have received a completed Account Application before you wire funds. You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your financial institution to send the wire transfer. Prior to sending the wire transfer, please call the Transfer Agent at 1-855-625-7333 (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt. Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied. Your financial institution should transmit immediately available funds by wire to:

Wire to:	BNY Mellon as Agent FBO Cromwell Funds
Attention: Control Department
500 Ross Street 154-0520
Pittsburgh, PA 15262
ABA Number:	011001234
Credit:	BNY Mellon, N.A.
Account:	010375
Further Credit:	Cromwell Funds
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Funds and BNY Mellon Investment Servicing (US) Inc. are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments. The minimum subsequent investment for Institutional Class shares and Investor Class shares is $100. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer. You must call to notify the Fund at 1-855-625-7333 (toll-free) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any subsequent investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (the “AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically

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from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly. quarterly, semi-annual or annual basis. In order to participate in the AIP, your financial institution must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If your financial intermediary charges a fee to effect these transactions, such fees are not reflected in the Funds’ fee table or expense examples. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-855-625-7333 (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with a Fund, orders will be processed at the NAV next calculated after receipt in good order by the Authorized Intermediary, consistent with applicable laws and regulations. An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by a Fund, you should contact your financial intermediary directly.

Brokerage Platforms. Institutional Class shares may be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in the Funds’ fee table or expense examples.

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Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a post office box number alone is not acceptable).

If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned, and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program. The Funds reserve the right to request additional clarifying information and may close your account if clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-855-625-7333 (toll-free).

How to Redeem Shares

In general, orders to sell or “redeem” shares may be placed either directly with a Fund or through an Authorized Intermediary. However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with an Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly through a Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Shares of each Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

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Shareholders who hold their shares in an IRA or other tax-advantaged account must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-625-7333 (toll-free). Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request will not be processed on days on which the NYSE is closed. All requests received by each Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund and share class you are redeeming from;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For more information about your financial intermediary’s requirements for redemption requests in “good order”, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the bank instructions previously established for your account, or federal wire transfer to your pre-established bank account. The Funds typically expect that they will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request, unless the Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

Each Fund typically expects it will hold cash or cash equivalents to meet redemption requests. Each Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from

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the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, each Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Each Fund may delay paying redemption proceeds for up to 7 calendar days after receiving a request if an earlier payment could adversely affect each Fund.

Redemption in-Kind. Each Fund generally pays redemption proceeds in cash. However, the Trust, on behalf of the Fund, has filed a notice of election pursuant to Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of each Fund, has reserved the right for each Fund to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. If the Funds’ pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities received in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of such in-kind securities may generate taxable gains.

Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions. Each Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that each Fund redeems shares in-kind, the procedures utilized by each Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in each Fund’s portfolio securities. However, each Fund may also redeem in-kind using individual securities as circumstances dictate.

Signature Guarantees. The Transfer Agent may require a signature guarantee for some redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well

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as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemption requests by furnishing an unconditional written request to each Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Cromwell Funds	Cromwell Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 543498	Attention: 534445
Pittsburgh, PA 15253-4498	500 Ross Street, 154-0520
Pittsburgh, PA 15262

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption. If you did not decline this option on your account application, you may redeem shares in amounts of $100,000 or less by instructing a Fund by telephone at 1-855-625-7333 (toll-free). A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close

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of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Wire Redemption. Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades. There is no such charge to have proceeds sent via ACH.

Systematic Withdrawal Plan (“SWP”). Each Fund offers a SWP through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year. You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have a value of at least $2,000. The minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by a shareholder or the Fund at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1-855-625-7333 (toll-free) for additional information regarding the SWP.

The Funds’ Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV. Each Fund will provide you with written notice at least 30 days prior to redeeming your account. Redemption of a shareholder’s account by the Fund may result in a taxable capital gain or loss for federal income tax purposes.

Converting Shares

Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share class conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

Investors who hold Institutional Class shares of a Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

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Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. Short-term market timers who engage in frequent purchases and redemptions may disrupt a Funds’ investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. Each Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when each Sub-Adviser determines that current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. Each Fund seeks to exercise its judgment in implementing these tools to the best of its abilities and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices Each Fund monitors selected trades in an effort to detect excessive short-term trading activities If, as a result of this monitoring, a Fund believes that you have engaged in excessive short-term trading, it may, in its discretion, ask you to stop such activities or refuse to process purchases in your accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. Each Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance or whether the shareholder has conducted four round trip transactions within a 12-month period.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that a Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through Authorized Intermediaries that use non-disclosed or omnibus accounts, the Fund may not always detect frequent trading. However, each Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information-sharing agreements with its Authorized Intermediaries pursuant to which the Authorized Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. Each Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to

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detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. If you accepted telephone privileges on the Account Application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it may not be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at one of the addresses previously listed in “How to Purchase Shares – Purchase by Mail” or “How to Redeem Shares – Redemption by Mail” above. Neither the Funds nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Telephone transactions must be received by or prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call-waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of regular trading on the NYSE. The Funds are not responsible for delays due to communications or transmission outages, subject to applicable law.

Neither the Funds nor any of their service providers are liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine, subject to applicable law. To confirm that all telephone instructions are genuine, the Fund uses reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Policies of Authorized Intermediaries. An Authorized Intermediary or its designee may establish policies that differ from those of the Funds. For example, an Authorized Intermediary may charge transaction fees, set higher or lower minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.

Closure of the Fund. The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such

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as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-855-625-7333 (toll-free) to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. Once the Funds receives notice to stop householding, the Fund will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-625-7333 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts. IRA accounts will be charged a $15 annual maintenance fee, with a maximum charge of $30 per Social Security Number.

Distribution of Fund Shares

The Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of each Fund’s shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

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Distribution and Shareholder Service (Rule 12b-1) Plan

Each Fund, except for the CenterSquare Fund, has adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act for its Investor Class shares. Under the Plan, each Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders. The maximum amount of the Rule 12b-1 fee authorized is 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, annually. The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

Each Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain intermediaries. These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Funds, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of a Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions

The CenterSquare Fund will make distributions of net investment income dividends at least quarterly, typically during the months of March, June, September and December. These payments could be treated as returns of capital for U.S. federal income tax purposes. The CenterSquare Fund normally declares and pays out net realized capital gain distributions, if any, annually in December. The CenterSquare Fund may make additional distributions if it deems a distribution to be desirable at other times during the year. You may also change your elections any time by giving the CenterSquare Fund written notice at least 10 days before the scheduled payment date.

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The Long Short, Tran, Foresight, Greenspring and Balanced Funds will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Funds may make additional distributions if it deems a distribution to be desirable at other times during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent or Financial Professional in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent receives the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in your account at each Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences

Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds. Some of the changes could affect the timing, amount and tax treatment of the Funds’ distributions made to shareholders. Please consult your tax advisor before investing.

Both Funds intend to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. However, there can be no assurance that the Funds will satisfy all requirements to be taxed as a RIC.

Distributions of the Funds’ investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Funds’ distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent both Funds receive dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Funds’ distributions of investment company taxable income are attributable

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to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Funds’ net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of both Fund’s shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of both Fund’s shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

A Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. The Fund will notify you if it is eligible to and makes such an election.

Each Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when those shareholders subsequently sell or redeem those shares. Each Fund

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will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by each Fund for the preceding year will be annually reported to shareholders. Distributions made by each Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Derivative Actions

Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the complaining shareholder was a shareholder of the Trust or the affected series or class, as applicable, at the time of the action; (ii) the shareholder was a shareholder of the Trust or the affected series or class, as applicable, as of the time of the demand; and (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected series or class, as applicable, to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing no less than a majority of the then outstanding shares of the affected series or class to which such action relates if it does not relate to all series and classes. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least a majority of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

If the demand for derivative action has been considered by the Trustees, and after considering the merits of the claim, the Trustees have determined that maintaining a suit would not be in the best interests of the Trust or the affected series or class, as applicable, the complaining shareholders will be barred from commencing the derivative action (this provision does not apply to claims arising under the federal securities laws). The Trust will inform the complaining shareholders of any decision reached within five business days of reaching its decision.

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Index Descriptions

Investors cannot invest directly in an index, although they may invest in the underlying securities.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The performance figures reflect all dividends reinvested.

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

The Dow Jones U.S. Select Real Estate Securities Total Return Index is a float-adjusted market capitalization-weighted index designed to measure the performance of publicly traded U.S. REITs and REOCs. The index includes companies that are primarily engaged in the ownership and operation of commercial or residential real estate, excluding mortgage REITs.

The Russell 1000® Total Return Index, measures the performance of the 1,000 largest U.S. companies by market capitalization, representing approximately 93% of the Russell 3000 Index’s total market value. It reflects price appreciation and reinvested dividends, weighted by float-adjusted market capitalization.

The S&P Global Infrastructure Total Return Index, tracks the performance of 75 of the largest publicly listed infrastructure companies worldwide, selected for liquidity and tradability. The index is diversified across three clusters—energy, transportation, and utilities—with 30 transportation, 30 utilities, and 15 energy infrastructure companies, weighted by float-adjusted market capitalization. It includes 15 emerging market and 60 developed market stocks, reconstituted annually. The Total Return Index reflects price appreciation and reinvested dividends.

The Russell 3000 Index measures the performance of 3,000 stocks and includes all large-cap, mid-cap and small-cap US equities, along with some microcap stocks. The index is designed to represent approximately 98% of investable US equities by market capitalization.

The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Greenspring Custom Blend Index is a blended benchmark that consists of a weighted average comprised of 60% Russell 3000 Value Index, 30% ICE BAML 1-3yr BB Cash Pay High Yield Index, and 10% ICE BAML 3-month T-Bill Index (rebalanced monthly). The Russell 3000 Value Index is composed of those companies among the largest 3000 US-incorporated equities by market capitalization that exhibit value characteristics such as lower price-to-book ratios and lower expected growth rates. This total return market index assumes that all cash distributions are reinvested, in addition to tracking the price movements. The ICE BAML 1-3 year BB Cash Pay High Yield Index, a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less. The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month.

ICE BAML 1-3yr BB Cash Pay High Yield Index is a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less.

The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month.

The Bloomberg US Aggregate Bond Index, is a broad-based, market capitalization-weighted index tracking the performance of intermediate-term, investment-grade, US dollar-denominated, fixed-rate taxable bonds. It includes Treasuries, government agency bonds, corporate bonds, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities, with a minimum par value of $100 million and at least one year to maturity. Exclusions include municipal bonds and Treasury Inflation-Protected Securities due to tax considerations.

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Financial Highlights

The following tables illustrate the financial performance for the Funds for the fiscal periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The information for the predecessor CenterSquare, Long Short, Tran and Greenspring Funds have been audited by different independent registered public accounting firms prior to their respective reorganizations into the Trust. The information for the fiscal year ended December 31, 2022, for the CenterSquare Fund and Long Short Fund have been audited by Funds’ prior independent registered public accounting firm. The information for the fiscal year ended December 31, 2024, has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

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CROMWELL CENTERSQUARE REAL ESTATE FUND — INVESTOR CLASS(1)

For a Fund share outstanding throughout the periods	Year Ended December 31,
PER SHARE DATA:	2024		2023	2022	2021		2020
Net asset value, beginning of period	$10.89		$9.97	$14.06	$10.51		$11.04
Investment operations:
Net investment income (loss)(2)(3)	0.21		0.22	0.17	0.10		0.11
Net realized and unrealized gain (loss) on investments	0.56		0.91	(3.63)	4.00		(0.42)
Total from investment operations	0.77		1.13	(3.46)	4.10		(0.31)
Less distributions from:
Net investment income	(0.23)		(0.21)	(0.17)	(0.21)		(0.13)
Net realized gains	—		—	(0.46)	(0.34)		—
Paid in capital	(0.04)		—	—	—		(0.09)
Total distributions	(0.27)		(0.21)	(0.63)	(0.55)		(0.22)
NET ASSET VALUE, END OF PERIOD	$11.39		$10.89	$9.97	$14.06		$10.51
TOTAL RETURN(3)	7.19	%(7)	11.70%	(24.72)%	39.45%		(2.61)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$51,753		$59,869	$69,987	$104,438		$90,167
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.09%		1.12%	1.11%	1.12	%(5)	1.15%
After expense reimbursement/recoupment(6)	1.09%		1.12%	1.12%	1.12	%(5)	1.11%
Ratio of expenses excluding interest and tax expenses to average net assets:	1.08%		1.12%	1.11%	1.12	%(5)	1.15%
Before expense reimbursement/recoupment(4)	1.08%		1.12%	1.12%	1.12	%(5)	1.11%
After expense reimbursement/recoupment
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	1.92%		2.15%	1.46%	0.84%		1.07%
Portfolio turnover rate	35%		47%	57%	68%		131%

(1)	Prior to March 7, 2022, the Investor Class was known as Class N. Prior to February 27, 2017, Class N was known as Class S.
(2)	Calculated using the average shares outstanding method.
(3)	Total returns and net investment income would have been lower had certain expenses not been offset.
(4)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020 and less than 0.01% for the fiscal year ended December 31, 2019.
(5)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
(6)	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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CROMWELL CENTERSQUARE REAL ESTATE FUND — INSTITUTIONAL CLASS(1)

For a Fund share outstanding throughout the periods	Year Ended December 31,
PER SHARE DATA:	2024	2023	2022		2021		2020
Net asset value, beginning of period	$10.89	$9.96	$14.05		$10.51		$11.04
Investment operations:
Net investment income (loss)(2)(3)	0.22	0.24	0.19		0.12		0.12
Net realized and unrealized gain (loss) on investments	0.55	0.91	(3.63)		3.98		(0.42)
Total from investment operations	0.77	1.15	(3.44)		4.10		(0.30)
Less distributions from:
Net investment income	(0.24)	(0.22)	(0.19)		(0.22)		(0.13)
Net realized gains	—	—	(0.46)		(0.34)		—
Paid in capital	(0.04)	—	—		—		(0.10)
Total distributions	(0.28)	(0.22)	(0.65)		(0.56)		(0.23)
NET ASSET VALUE, END OF PERIOD	$11.38	$10.89	$9.96		$14.05		$10.51
TOTAL RETURN(3)	7.20%	11.71%	(24.65	)%(4)	39.53%		(2.47)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$48,054	$66,391	$63,915		$102,347		$50,587
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)	1.02%	1.03%	0.99%		1.00	%(6)	1.02%
After expense reimbursement/recoupment(7)	1.03%	1.02%	1.00%		1.00	%(6)	0.98%
Ratio of expenses excluding interest and tax expenses to average net assets:
Before expense reimbursement/recoupment(5)	1.01%	1.03%	0.99%		1.00	%(6)	1.02%
After expense reimbursement/recoupment	1.02%	1.02%	1.00%		1.00	%(6)	0.98%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	1.96%	2.36%	1.56%		0.96%		1.19%
Portfolio turnover rate	35%	47%	57%		68%		131%

(1)	Prior to March 7, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	Total returns and net investment income would have been lower had certain expenses not been offset.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020 and less than 0.01% for the fiscal year ended December 31, 2019.
(6)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
(7)	Excludes the impact of expense reimbursement/recoupment or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
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CROMWELL LONG SHORT FUND — INVESTOR CLASS(1)

For a Fund share outstanding throughout the periods	Year Ended December 31,
PER SHARE DATA:	2024		2023	2022	2021	2020
Net asset value, beginning of period	$21.59		$22.13	$21.62	$19.96	$16.65
Investment operations:
Net investment income (loss)(2)	0.12		0.41	0.11	(0.02)	(0.16)
Net realized and unrealized gain (loss) on investments	1.11		(0.48)	0.50	1.68	3.47
Total from investment operations	1.23		(0.07)	0.61	1.66	3.31
Less distributions from:
Net investment income	(0.21)		(0.47)	(0.10)	—	—
Total distributions	(0.21)		(0.47)	(0.10)	—	—
NET ASSET VALUE, END OF PERIOD	$22.61		$21.59	$22.13	$21.62	$19.96
TOTAL RETURN	5.71	%(5)	(0.34)%	2.81%	8.32%	19.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$42,055		$50,106	$46,575	$47,709	$42,483
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.49%		2.60%	2.44%	2.58%	2.75%
After expense reimbursement/recoupment	2.11%		2.38%	2.25%	2.36%	2.47%
Ratio of expenses excluding dividend and interest expense on short positions to average net assets:
Before expense reimbursement/recoupment	2.18%		2.02%	1.99%	2.02%	2.08%
After expense reimbursement/recoupment	1.80%		1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(3)	0.52%		1.89%	0.51%	(0.08)%	(0.95)%
Portfolio turnover rate(4)	108%		30%	40%	26%	12%
(1)	Prior to March 14, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares outstanding method.
(3)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(4)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
Financial Highlights	123

CROMWELL LONG SHORT FUND — INSTITUTIONAL CLASS(1)

For a Fund share outstanding throughout the periods	Year Ended December 31,
PER SHARE DATA:	2024		2023	2022	2021	2020
Net asset value, beginning of period	$22.02		$22.56	$22.03	$20.29	$16.88
Investment operations:
Net investment income (loss)(2)	0.20		0.48	0.18	0.03	(0.12)
Net realized and unrealized gain (loss) on investments	1.12		(0.50)	0.50	1.71	3.53
Total from investment operations	1.32		(0.02)	0.68	1.74	3.41
Less distributions from:
Net investment income	(0.28)		(0.52)	(0.15)	—	—
Total distributions	(0.28)		(0.52)	(0.15)	—	—
NET ASSET VALUE, END OF PERIOD	$23.06		$22.02	$22.56	$22.03	$20.29
TOTAL RETURN	5.97	%(5)	(0.10)%	3.10%	8.58%	20.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$49,322		$86,686	$101,115	$90,440	$91,645
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.24%		2.35%	2.19%	2.33%	2.47%
After expense reimbursement/recoupment	1.88%		2.13%	2.00%	2.11%	2.20%
Ratio of expenses excluding dividend and interest expense on short positions to average net assets:
Before expense reimbursement/recoupment	1.91%		1.77%	1.74%	1.78%	1.83%
After expense reimbursement/recoupment	1.55%		1.55%	1.55%	1.56%	1.56%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(3)	0.87%		2.14%	0.81%	0.13%	(0.71)%
Portfolio turnover rate(4)	108%		30%	40%	26%	12%
(1)	Prior to March 14, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(4)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
Financial Highlights	124

CROMWELL TRAN FOCUS FUND — INVESTOR CLASS(1)

For a Fund share outstanding throughout the periods			Year Ended April 30,
PER SHARE DATA:	Year Ended December 31, 2024		Period Ended December 31, 2023(8)		2023		2022	2021	2020
Net asset value, beginning of period	$6.06		$4.95		$6.51		$9.39	$6.74	$7.73
Investment operations:
Net investment income (loss)(2)	(0.03)		(0.01)		(0.02)		(0.07)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.94		1.12		(0.94)		(0.92)	3.85	0.27
Total from investment operations	0.91		1.11		(0.96)		(0.99)	3.81	0.24
Less distributions from:
Net investment income	—		—		—		(1.89)	(1.16)	(1.23)
Net realized gain	(0.01)		—		(0.60)		—	—	—
Return of capital	—		—		—	(7)	—	—	—
Total distributions	(0.01)		—		(0.60)		(1.89)	(1.16)	(1.23)
NET ASSET VALUE, END OF PERIOD	$6.96		$6.06		$4.95		$6.51	$9.39	$6.74
TOTAL RETURN(3)(5)	15.00%		22.42%		(14.76)%		(15.09)%	60.14%	2.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$15,789		$17,028		$16,855		$21,825	$33,768	$22,395
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.88	%(6)	1.87	%(6)	1.96	%(6)	1.78%	1.82%	1.94%
After expense reimbursement/recoupment(4)	1.18	%(6)	1.10	%(6)	1.10	%(6)	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment()	(0.50)%		(0.40)%		(0.45)%		(0.84)%	(0.56)%	(0.43)%
Portfolio turnover rate(3)	37%		49%		49%		38%	66%	58%
(1)	Prior to August 8, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower. Total return does not reflect the impact of the maximum front-end sales load of 5.00% in effect prior to August 8, 2022. If reflected, the return would be lower.
(6)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.
(7)	Amount is less than $0.005 per share.
(8)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Focus Fund changed its fiscal year end from April 30 to December 31.
Financial Highlights	125

CROMWELL TRAN FOCUS FUND — INSTITUTIONAL CLASS(1)

For a Fund share outstanding throughout the periods			Year Ended April 30,
PER SHARE DATA:	Year Ended December 31, 2024		Period Ended December 31, 2023(8)		2023		2022	2021	2020
Net asset value, beginning of period	$6.73		$5.49		$7.13		$10.09	$7.16	$8.12
Investment operations:
Net investment income (loss)(2)	(0.02)		(0.01)		(0.01)		(0.06)	(0.03)	(0.01	)(6)
Net realized and unrealized gain (loss) on investments	1.06		1.25		(1.03)		(1.01)	4.12	0.28
Total from investment operations	1.04		1.24		(1.04)		(1.07)	4.09	0.27
Less distributions from:
Net investment income	—		—		—		(1.89)	(1.16)	(1.23)
Net realized gain	(0.01)		—		(0.60)		—	—	—
Return of capital	—		—		—	(6)	—	—	—
Total distributions	(0.01)		—		(0.60)		(1.89)	(1.16)	(1.23)
NET ASSET VALUE, END OF PERIOD	$7.76		$6.73		$5.49		$7.13	$10.09	$7.16
TOTAL RETURN(3)(5)	15.44%		22.59%		(14.59)%		(14.80)%	60.55%	2.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$13,895		$14,390		$17,248		$26,178	$28,590	$18,045
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.63	%(7)	1.62	%(7)	1.71	%(7)	1.54%	1.58%	1.68%
After expense reimbursement/recoupment(4)	0.93	%(7)	0.85	%(7)	0.85	%(7)	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	(0.25)%		(0.14)%		(0.20)%		(0.59)%	(0.31)%	(0.16)%
Portfolio turnover rate(3)	37%		42%		49%		38%	66%	58%
(1)	Prior to August 8, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.
(6)	Amount is less than $0.005 per share.
(7)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.
(8)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Focus Fund changed its fiscal year end from April 30 to December 31.
Financial Highlights	126

CROMWELL FORESIGHT GLOBAL INFRASTRUCTURE FUND — INSTITUTIONAL CLASS

For a Fund share outstanding throughout the period
PER SHARE DATA:	Year Ended December 31,
	2024	2023(5)
Net asset value, beginning of period	$18.21	$20.00
Investment operations:
Net investment income (loss)(1)	0.47	0.44
Net realized and unrealized gain (loss) on investments	(1.48)	(1.77)
Total from investment operations	(1.01)	(1.33)
Less distributions from:
Net investment income	(0.54)	(0.46)
Paid in capital	(0.02)	—
Total distributions	(0.56)	(0.46)
NET ASSET VALUE, END OF PERIOD	$16.64	$18.21
TOTAL RETURN(2)(4)	(5.55)%	(6.65)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$43,890	$45,690
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(3)(6)	1.29%	1.37%
After expense reimbursement/recoupment(3)(6)	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(3)	2.63%	2.66%
Portfolio turnover rate(2)	24%	20%
(1)	Calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Since commencement of operations on January 31, 2023.
(6)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.
Financial Highlights	127

CROMWELL GREENSPRING MID CAP FUND — INSTITUTIONAL CLASS(1)

For a Fund share outstanding throughout the periods	Year Ended December 31,
PER SHARE DATA:	2024	2023	2022	2021	2020
Net asset value, beginning of period	$23.16	$22.19	$26.27	$22.36	$22.13
Investment operations:
Net investment income (loss)(2)	0.12	0.19	0.26	0.10	0.30
Net realized and unrealized gain (loss) on investments	3.70	2.36	(2.55)	5.83	0.47
Total from investment operations	3.82	2.55	(2.29)	5.93	0.77
Less distributions from:
Net investment income	(0.11)	(0.21)	(0.28)	(0.11)	(0.33)
Net realized gains	(1.69)	(1.37)	(1.51)	(1.91)	(0.21)
Total distributions	(1.80)	(1.58)	(1.79)	(2.02)	(0.54)
NET ASSET VALUE, END OF PERIOD	$25.18	$23.16	$22.19	$26.27	$22.36
TOTAL RETURN(3)	16.08%	11.95%	(8.67)%	26.83%	3.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$124,328	$119,499	$135,900	$172,800	$138,700
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.04%	1.14%	1.09%	1.07%	1.12%
After expense reimbursement/recoupment	1.04%	1.14%	1.09%	1.07%	1.12%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	0.47%	0.86%	1.06%	0.40%	1.45%
Portfolio turnover rate	11%	18%	11%	29%	31%
(1)	Prior to August 14, 2023, the Fund consisted of one class.
(2)	Calculated using the average shares outstanding method.
(3)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.
Financial Highlights	128

CROMWELL BALANCED FUND — INSTITUTIONAL CLASS

For a Fund share outstanding throughout the period
PER SHARE DATA:	Period Ended December 31, 2024(5)
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income (loss)(1)	0.27
Net realized and unrealized gain (loss) on investments	2.00
Total from investment operations	2.27
Less distributions from:
Net investment income	(0.22)
Net realized gain	(0.06)
Total distributions	(0.28)
NET ASSET VALUE, END OF PERIOD	$21.99
TOTAL RETURN(2)(3)	11.34%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$12,485
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	2.74%
After expense reimbursement/recoupment(4)	1.10%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	1.22%
Portfolio turnover rate(3)	35%
(1)	Calculated using the average shares outstanding method.
(2)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Since commencement of operations on December 29, 2023.
Financial Highlights	129

PRIVACY NOTICE

Each Fund collects non-public personal information about you from the following sources:

•	information the Funds’ receives about you on applications or other forms;
•	information you give the Funds’ orally; and/or
•	information about your transactions with the Funds’ or others.

Each Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. Each Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing each Fund. Each Fund will provide unaffiliated third parties with only the information necessary to carry out its assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. Each Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Investment Adviser

Cromwell Investment Advisors, LLC

810 Gleneagles Court, Suite 106

Baltimore, Maryland 21286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, Pennsylvania 19103

Legal Counsel

Alston & Bird LLP

950 F St. NW
Washington, DC 20004

Custodian

The Bank of New York Mellon

240 Greenwich

New York, New York 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

500 Ross Street

Pittsburgh, Pennsylvania 15262

Fund Accountant and Fund Administrator

The Bank of New York Mellon

4400 Computer Drive

Westborough, Massachusetts 01581

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Cromwell CenterSquare Real Estate Fund

Cromwell Long Short Fund

Cromwell Tran Focus Fund

Cromwell Foresight Global Infrastructure Fund

Cromwell Greenspring Mid Cap Fund

Cromwell Balanced Fund

FOR MORE INFORMATION

You may find more information about each Fund in the following documents:

Statement of Additional Information

Each Fund’s SAI provides additional details about the investments and techniques of each Fund and certain other additional information. The current SAI on file with the SEC is incorporated into this Prospectus by reference. This means that each Fund’s SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that affected the Funds’ performance during each Fund’s last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You may obtain a free copy of these documents, request other information or make general inquiries about each Fund by calling each Fund at 1-855-625-7333 (toll-free), by visiting www.thecromwellfunds.com or by writing to:

CROMWELL FUNDS

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 534498

Pittsburgh, PA 15253-4498

Shareholder reports and other information about each Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-23724.)